                                   REINSURANCE

                                    AGREEMENT

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
Reinsurance Coverage                                                     1
Automatic and Facultative Reinsurance                                    3
Placing Reinsurance in Effect                                            4
Computation of Reinsurance Premiums                                      5
Payment of Reinsurance Premiums                                          6
Settlement of Claims                                                     7
Experience Refunds                                                       8
Premium Tax Reimbursement                                                9
Policy changes                                                           9
Reinstatements                                                           9
Expenses                                                                 9
Reductions                                                               9
Inspection of Records                                                   10
Increase in Limit of Retention                                          11
Oversights                                                              12
Arbitration                                                             13
Insolvency                                                              14
Parties to Agreement                                                    15
Execution and Duration of Agreement                                     16

Policy Forms Subject to Reinsurance Hereunder                       Appendix I
Retention Limits of the REINSURED                                   Schedule A
Maximum Amount which the REINSURED may cede
   Automatically                                                    Schedule B
Administrative Forms                                                Schedule C
Reinsurance Premium Rates                                           Schedule D

                              REINSURANCE AGREEMENT

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                 hereinafter referred to as the "REINSURED", and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN".

REINSURANCE COVERAGE

         1. On the basis hereinafter stated, one-third of the REINSURED'S excess of individual ordinary Life, Waiver of Premium Disability, and Accidental Death insurance issued on the policy forms listed in Appendix I shall be reinsured with the LINCOLN automatically in accordance with the REINSURED'S individual ordinary underwriting rules or shall be submitted to the LINCOLN on a facultative basis.

         2. Subject to the prior approval of the LINCOLN in the case of facultative reinsurance, the liability of the LINCOLN shall begin simultaneously with that of the REINSURED. In no event shall the reinsurance be in force and binding unless the insurance issued directly by the REINSURED is in force and unless the issuance and delivery of such insurance constituted the doing business in a jurisdiction in which the REINSURED was properly licensed.

         3. In the first policy year, the amount at risk is defined to be the amount of insurance reinsured under this agreement. In all subsequent policy years, the amount at risk shall be the amount of insurance reinsured under this agreement less one-third of the accumulated policy value on the entire policy at the end of the prior policy year for automatic reinsurance and less all of the accumulated policy value for facultative reinsurance and any exchanges.

         4. If the face amount of the policy changes, the portion reinsured hereunder shall continue to be determined as described in paragraph 3 of this article. If the face amount increases subject to the approval of the REINSURED, provision of the "AUTOMATIC AND FACULTATIVE REINSURANCE" article hereof shall apply to the increase in reinsurance hereunder. If the face amount increases and such increase is not subject to the REINSURED'S approval, the LINCOLN shall accept automatically increases in reinsurance arising from such increases in the face amount.

         5. Reinsurance of Disability and Accidental Death insurance shall follow the original forms of the REINSURED.

         6. Accidental Death reinsurance in amounts less than $10,000 or Life reinsurance in amounts less than the amount at risk upon $25,000 of insurance shall not be placed in effect under this agreement. If Accidental Death reinsurance is subsequently reduced below $10,000, such reinsurance shall terminate.

         7. Whenever the amount of Life reinsurance under this agreement on any one policy is less than $10,000, Life and Disability reinsurance shall terminate. The amount of reinsurance under this agreement shall otherwise be maintained in force without reduction so long as the amount of insurance carried by the REINSURED on the life remains in force without reduction, except as provided in the "PAYMENT OF REINSURANCE PREMIUMS" and "INCREASE IN LIMIT OF RETENTION" articles.

AUTOMATIC AND FACULTATIVE REINSURANCE

         1. When the REINSURED retains its limit of retention, as shown in Schedule A, it may cede and the LINCOLN shall accept automatically reinsurance of Life, Disability, and Accidental Death insurance in amounts not to exceed those shown in Schedule B.

         2. If the following conditions are met, reinsurance may be ceded automatically hereunder.

            (a) The REINSURED shall retain its limit of retention except as provided in Schedule B.

            (b) The sum of the amount of insurance already in force on that life in the REINSURED and the amount applied for from the REINSURED on the current application shall not exceed the sum of the appropriate automatic limit shown in Schedule B and the REINSURED'S maximum limit of retention for the mortality class, plan of insurance, and age at issue on the current application.

            (c) The sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts:

                                     LIFE INSURANCE
                      AGES          WAIVER OF PREMIUM         ACCIDENTAL DEATH
                      ----          -----------------         ----------------
                      0-65              $7,500,000               $300,000
                     66-80              $3,500,000                 None

            (d) The REINSURED has not made facultative application for reinsurance of the current application.

            (e) The policy is not a conversion or an exchange of a
                previously-issued policy; an "exchange" is any replacement of a policy for which the REINSURED does not obtain the same underwriting information on the replacing policy which it would obtain in the absence of the replaced policy.

         3. Applications for reinsurance which the REINSURED does not care to cede to the LINCOLN automatically or which may not be so ceded under the terms hereof shall be submitted for reinsurance upon a facultative basis.

         4. Unless additional coverage is provided in Schedule B, the LINCOLN shall have no liability under facultative applications for reinsurance unless the LINCOLN has given its final approval of the submission.

PLACING REINSURANCE IN EFFECT

         1. To effect reinsurance, the REINSURED shall, within fifteen working days after the end of each month mail to the LINCOLN a report in substantial accord with Schedule C.

         2. The REINSURED shall send to the LINCOLN within fifteen working days after the end of each quarter reports in substantial accord with Schedule C.

         3. When the REINSURED submits a risk to the LINCOLN for reinsurance upon a facultative basis, a facultative application for such reinsurance shall be made on a form in substantial accord with Schedule C. Copies of the original applications, all medical examinations, microscopical reports, inspection reports, and all other information which the REINSURED may have pertaining to the insurability of the risk shall accompany the application. Upon receipt of such application, the LINCOLN shall immediately examine the papers and shall notify the REINSURED of its underwriting action as soon as possible.

         4. All offers of reinsurance made by the LINCOLN under this agreements shall, unless otherwise terminated by the LINCOLN, automatically terminate on the earliest of (a) the date the LINCOLN receives notice from the REINSURED of its acceptance of the offer, (b) the date the LINCOLN receives notice from the REINSURED of its withdrawal of its application, and (c) the later of (i) the date 120 days after the date the offer was made by the LINCOLN and (ii) the date specified in the LINCOLN'S approval of written request from the REINSURED to grant an extension of the offer.

COMPUTATION OF REINSURANCE PREMIUMS

         1. The premium to be paid to the LINCOLN for Life reinsurance shall be the sum of:

            (a) the appropriate premium rate from the schedule of premiums in
                Schedule D applied to the appropriate amount at risk reinsured; plus

            (b) any flat extra premium charged the insured on the face amount initially reinsured less total allowances in the amount of 85% of any first year permanent flat extra premium and 10% of any renewal flat extra premium.

         2. The portions of the reinsurance premiums described in the above subparagraphs of the preceding paragraph shall hereinafter be referred to as the basic premium.

         3. The premium charged the REINSURED for increases in reinsurance hereunder described in paragraph 4 of the "REINSURANCE COVERAGE" article hereof shall be computed using the age and date of issue of the policy if the increase in face amount is not subject to approval of the REINSURED and using the age at and date of the increase if the increase in face amount is subject to the REINSURED'S approval.

         4. For technical reasons relating to the uncertain status of deficiency reserve requirements by the various state insurance departments, the Life reinsurance rates cannot be guaranteed for more than one year. On all reinsurance ceded at these rates, however, the LINCOLN anticipates continuing to accept premiums on the basis of the rates shown in Schedule D.

         5. The premium to be paid the LINCOLN for reinsurance of Supplemental Benefits shall be as shown in Schedule D.

PAYMENT OF REINSURANCE PREMIUMS

         1. The REINSURED shall remit with the report specified as Schedule C, the premiums due the LINCOLN. Premiums for reinsurance hereunder are payable at the Home Office of the LINCOLN and shall be paid on an annual basis without regard to the manner of payment stipulated in the policy issued by the REINSURED.

         2. The payment of reinsurance premiums in accordance with the provisions of the preceding paragraph shall be a condition precedent to the liability of the LINCOLN under reinsurance covered by this agreement. In the event that reinsurance premiums are not paid as provided in the preceding paragraph, the LINCOLN shall have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If the LINCOLN elects to exercise its right of termination, it shall give the REINSURED thirty days notice of its intention to terminate such reinsurance. If all reinsurance premiums in arrears, including any which may become in arrears during the thirty-day period, are not paid before the expiration of such period, the LINCOLN shall thereupon be relieved of future liability under all reinsurance for which premiums remain unpaid. Policies on which reinsurance premiums subsequently fall due will automatically terminate if reinsurance premiums are not paid when due as provided in paragraph 1 of this article. The reinsurance so terminated may be reinstated at any time within sixty days of the date of termination upon payment of all reinsurance premiums in arrears; but, in the event of such reinstatement, the LINCOLN shall have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The LINCOLN'S right to terminate reinsurance as herein provided shall be without prejudice to its right to collect premiums for the period reinsurance was in force prior to the expiration of the thirty-day notice period.

SETTLEMENT OF CLAIMS

         1. The REINSURED shall give the LINCOLN prompt notice of any claim submitted on a policy reinsured hereunder and prompt notice of the instigation of any legal proceedings in connection therewith. Copies of proofs or other documents bearing on such claim or proceeding shall be furnished to the LINCOLN when requested.

         2. The LINCOLN shall accept the good faith decision of the REINSURED in settling any claim or suit and shall pay, at its Home Office, its share of net reinsurance liability upon receiving proper evidence of the REINSURED'S having settled with the claimant. Payment of net reinsurance liability on account of death shall be made in one lump sum.

         3. If the REINSURED should contest or compromise any claim or proceeding, and the amount of net liability thereby be reduced, the LINCOLN'S reinsurance liability shall be reduced in the proportion that the net liability of the LINCOLN bore to the sum of the retained net liability of the REINSURED and the net liability of other reinsurers existing as of the occurrence of the claim.

         4. Any unusual expenses incurred by the REINSURED in defending or investigating a claim for policy liability or in taking up or rescinding a policy reinsured hereunder shall be participated in by the LINCOLN in the same proportion as described in paragraph 3, above.

         5. In no event shall the following categories of expenses or liabilities be considered, for purposes of this agreement, as "unusual expenses" or items of "net reinsurance liability:"

            (a) routine investigative or administrative expenses;

            (b) expenses, fees, settlements, or judgments arising out of or in connection with claims made against the REINSURED and based on alleged or actual bad faith, failure to exercise good faith, or tortuous conduct. In determining the reason for the assessment of any damages, fees or expenses against the REINSURED, the parties shall not be required to follow the reason indicated by the court which awarded such damages, fees or expenses. Rather the parties shall act in good faith to determine the actual reason for the award.

         6. For purposes of this agreement, penalties, attorney's fees, and interest imposed automatically by statute against the REINSURED and arising solely out of a judgment being rendered against the REINSURED in a suit for policy benefits reinsured hereunder shall be considered "unusual expenses."

         7. In the event that the amount of insurance provided by a policy or policies reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of the insured, the net reinsurance liability of the LINCOLN shall increase or reduce in the proportion that the net reinsurance liability of the LINCOLN bore to the sum of the net retained liability of the REINSURED and the net liability of other reinsurers immediately prior to the discovery of such misstatement of age or sex. Any adjustment in reinsurance premiums shall be made without interest.

         8. The LINCOLN shall refund to the REINSURED any reinsurance premiums, without interest, unearned as of the date of death of the life reinsured hereunder. No insurance amount adjustment shall be made because of fluctuation in the death benefit of the policy forms listed in Appendix I.

EXPERIENCE REFUNDS

         Reinsurance hereunder shall not be considered for experience refunds.

PREMIUM TAX REIMBURSEMENT

         When the LINCOLN is not required to pay state premium taxes upon reinsurance premiums received from the REINSURED, it shall reimburse the REINSURED for any such taxes the latter may be required to pay with respect to that part of the premiums received under the REINSURED'S original policies which is remitted to the LINCOLN as reinsurance premiums.

POLICY CHANGES

         If a change is made in the policy issued by the REINSURED to the insured which affects reinsurance hereunder, the REINSURED shall immediately notify the LINCOLN of such change.

REINSTATEMENTS

         If a policy reinsured hereunder lapses for nonpayment of premium and is reinstated in accordance with its terms and the rules of the REINSURED, the LINCOLN shall automatically reinstate its reinsurance under such policy. The REINSURED shall pay the LINCOLN all reinsurance premiums in arrears in connection with the reinstatement with the interest at the same rate and in the same manner as the REINSURED received under its policy.

EXPENSES

         The REINSURED shall bear the expense of all medical examinations, inspection fees, and other charges incurred in connection with the original policy.

REDUCTIONS

         1. Except as otherwise provided in paragraph 3 of the "REINSURANCE COVERAGE" article hereof, if a portion of the insurance issued by the REINSURED on a life reinsured hereunder is terminated, reinsurance on that life hereunder shall be reduced as hereinafter provided to restore, as far as possible, the retention level of the REINSURED on the risk, provided, however, that the REINSURED shall not assume on any policy being adjusted as provided in this article an amount of insurance in excess of the higher of, for the retention category of that policy, (a) its retention limit at the time of issue of that policy and (b) the retention limit of that policy as already adjusted by the provision of the "INCREASE IN LIMIT OF RETENTION" article. The reduction in reinsurance shall first be applied to the reinsurance, if any, of the specific policy under which insurance terminated. The reinsurance of the LINCOLN shall be reduced by an amount which is the same proportion of the amount of reduction so applied as the reinsurance of the LINCOLN on the policy bore to the total reinsurance of the policy. The balance, if any, of the reduction shall be applied to reinsurance of other policies on the life, the further reduction, if any, in the reinsurance of the LINCOLN again being determined on a proportional basis.

         2. Policies with the earliest issue dates shall be reduced first in processing reductions and terminations; other policies shall be processed in chronological order. Off-anniversary terminations shall have pro-rate reinsurance premium adjustments but not insurance amount adjustments. Terminations on the policy anniversary shall not have any reinsurance premium or insurance amount adjustments.

INSPECTION OF RECORDS

         The LINCOLN shall have the right at any reasonable time to inspect, at the office of the REINSURED, all books and documents relating to the reinsurance under this agreement.

INCREASE IN LIMIT OF RETENTION

         1. The REINSURED may increase its limit of retention and may elect, subject to the other provisions of this article, to: (a) continue unchanged reinsurance then in force under this agreement; (b) make reductions in both standard and substandard reinsurance then in force under this agreement; or (c) make reductions in standard reinsurance then in force under this agreement. The increased limit of retention shall be effective with respect to new reinsurance on the date specified by the REINSURED subsequent to written notice to the LINCOLN. Such written notice shall specify the new limit of retention, the effective date thereof, and the election permitted by the first sentence of this paragraph. If the REINSURED makes election (b) or (c), the amount of reinsurance shall be reduced, except as hereinafter provided, to the excess, if any, over the REINSURED'S new limit of retention.

         2. No reduction shall be made in the amount of any reinsurance policy unless the REINSURED retained its maximum limit of retention for the plan, age, and mortality classification at the time the policy was issued, nor shall reductions be made unless held by the REINSURED at its own risk without benefit of any proportional or nonproportional reinsurance other than catastrophe accident reinsurance. In the case of Life and Disability reinsurance, no reduction shall be made in any class of reinsurance fully reinsured; Accidental Death Benefits fully reinsured because the REINSURED retains Life insurance first and then Accidental Death Benefits may be reduced as herein provided, but other fully reinsured Accidental Death Benefits may not. No reduction shall be made in any Supplemental Benefits reinsured on a Life reinsurance cession unless the LINCOLN reinsurance is also being reduced as described hereunder. The plan, age, and mortality classification at issue shall be used to determine the REINSURED'S new retention on any life on which reinsurance policies are reduced in accordance with the provisions of this article.

         3. The reduction in each reinsurance policy shall be effective upon the reinsurance renewal date of that policy first following the effective date of the increased limit of retention or upon the tenth reinsurance renewal date of the reinsurance policy, if later. If there is reinsurance in other reinsurers on a life on whom a reinsurance policy will be reduced hereunder, the LINCOLN shall share in the reduction in the proportion that the amount of reinsurance of other reinsurers on the life.

         4. In the event the REINSURED overlooks any reduction in the amount of a reinsurance policy which should have been made on account of an increase in the REINSURED'S limit of retention, the acceptance by the LINCOLN of reinsurance premiums under such circumstances and after the effective date of the reduction shall not constitute or determine a liability on the part of the LINCOLN for such reinsurance. The LINCOLN shall be liable only for a refund of premiums so received, without interest.

OVERSIGHTS

         It is understood and agreed that, if failure to comply with any terms of this agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either the REINSURED or the LINCOLN, both the REINSURED and the LINCOLN shall be restored to the positions they would have occupied had no such misunderstanding or oversight occurred.

ARBITRATION

         1. It is the intention of the REINSURED and the LINCOLN that the customs and practices of the life insurance and life reinsurance industry shall be given full effect in the operation and interpretation of this agreement. The parties agree to act in all things with the highest good faith. If the REINSURED or the LINCOLN cannot mutually resolve a dispute which arises out of or relates to this agreement, however, the dispute shall be decided through arbitration. The arbitrators shall reach their decision from the standpoint of equity and the customs and practices of the life insurance and life reinsurance industry rather than solely from the standpoint of a strict interpretation of the applicable substantive and procedural law.

         2. To initiate arbitration, either the REINSURED or the LINCOLN shall notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent shall respond to the notification in writing within ten (10) days of its receipt. At that time, the party also shall assert any dispute it may have which arises out of or relates to this agreement.

         3. The arbitration hearing shall be before a panel of three arbitrators, each of whom must be present or former officers of life insurance or life reinsurance companies other than the REINSURED or the LINCOLN or eithers' affiliates. The REINSURED and the LINCOLN shall each appoint one arbitrator by written notification to the other party within twenty-five (25) days of the date of the mailing of the notification initiating the arbitration. These two arbitrators shall then select the third arbitrator within fourteen
(14) additional days of the date of the mailing of the notification initiating the arbitration. Should either the REINSURED or the LINCOLN fail to appoint an arbitrator, or should the two arbitrators be unable to agree upon the choice of a third arbitrator, such appointment shall be left to the president of the American Counsel of Life Insurance or of its successor organization. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by a majority of votes.

         4. The arbitration hearing shall be held on the date fixed by the arbitrators in the city in which the responding party's home office is located. In no even shall this date be later than six months after the appointment of the third arbitrator. The arbitrators shall establish prearbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party shall provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they shall give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. The party initiating the arbitration shall have the burden or proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within twenty (20) days after the end of the arbitration hearing, the arbitrators shall issue a written decision, from which there shall be no appeal and which any court having jurisdiction of the subject matter and the parties may reduce to judgment. In their decision, the arbitrators shall apportion the costs of arbitration, which shall include but not be limited to their own fees and expenses, as they deem appropriate.

INSOLVENCY

         1. In the event of the insolvency of the REINSURED, all reinsurance shall be payable directly to the liquidator, receiver, or statutory successor of said REINSURED, without diminution because of the insolvency of the REINSURED.

         2. In the event of insolvency of the REINSURED, the liquidator, receiver, or statutory successor shall give the LINCOLN written notice of the pendency of a claim on a policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the LINCOLN may investigate such claim and interpose, in the name of the REINSURED (its liquidator, receiver, or statutory successor), but at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which the LINCOLN may deem available to the REINSURED or its liquidator, receiver, or statutory successor.

         3. The expense thus incurred by the LINCOLN shall be chargeable, subject to court approval, against the REINSURED as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the REINSURED solely as a result of the defense undertaken by the LINCOLN. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the REINSURED.

PARTIES TO AGREEMENT

         This is an agreement for indemnity reinsurance solely between the REINSURED and the LINCOLN. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the LINCOLN and the insured or the beneficiary under any policy reinsured hereunder.

EXECUTION AND DURATION OF AGREEMENT

         The provisions of this reinsurance agreement shall apply with respect to policies issued by the REINSURED on and after the first day of August, 1983, but in no event shall this agreement become effective unless and until it has been duly executed by two officers of the LINCOLN at its Home Office in Fort Wayne, Indiana. This agreement shall be unlimited as to its duration but may be terminated at any time, insofar as it pertains to the handling of new reinsurance, thereafter, by either party giving three months' notice of termination in writing. The LINCOLN shall continue to accept reinsurance during the three months aforesaid and shall remain liable on all reinsurance granted under this agreement until the termination or expiry of the insurance reinsured.

                           IN WITNESS WHEREOF the said

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                                  and the said

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

have by their respective officers executed and delivered these presents in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By   /s/                                       By   /s/ Robert P. Mills, Jr.
     ------------------------                       ---------------------------
     Vice President & Actuary                       Assistant Vice President and
                                                    Associate Actuary

Date December 7, 1983                          Date December 6, 1983
     ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By   /s/                                       By   /s/
     ------------------------                       ---------------------------
     Second Vice President                          Assistant Secretary

Date 12/20/83                                  Date December 19, 1983
     ------------------------                       ---------------------------

                                   APPENDIX I

                  Policy Forms Subject to Reinsurance Hereunder

                 Flexible Premium Adjustable Life (Form 1012-83)

Policies issued by SMA Life Assurance Company, Dover, Delaware, and reinsured with the REINSURED, including those issued as exchanges of policies previously reinsured by the REINSURED and retroceded to the LINCOLN and including those issued as exchanges of policies previously ceded to the LINCOLN.

                                   SCHEDULE A

                        Retention Limits of the REINSURED

                                      LIFE

                             STANDARD RISKS,
                             SPECIAL CLASSES               SPECIAL CLASSES         SPECIAL CLASSES
                             A, B, C, & D, AND             E, F, & H, AND          J, L, & P, AND
                             FLAT EXTRAS OF                FLAT EXTRAS OF          FLAT EXTRAS OF
           AGES              $10.00 OR LESS (a) (b)        $10.01-$20.00 (c)       $20.01 AND OVER
           ----              ----------------------        -----------------       ---------------
             0                     $  400,000                       $200,000              $100,000
           1-17                       800,000                        600,000               200,000
           18-60                    1,000,000                        700,000               400,000
           61-70                      700,000                        500,000               200,000
           71-75                      300,000                        200,000               100,000
           76-80                      200,000                        100,000                50,000

         (a) Youth Insurance Builder retention limit in terms of Ultimate Sum Insured - available for standard risks only.

         (b)  Spouse's Insurance Rider not available above Class D.

         (c)  Term policies and Term Riders not available above class H.

Notes:   (1)  The above maximum limits are also the maximums on any one life for all plans combined, including the initial commuted value of Family Income Riders and the total extra liability for Supplemental Level Term and Payor Riders.

         (2) There are conditions where the retention may be limited, such as in aviation, Armed forces personnel, certain avocations, and medical classifications.

CORONARY HISTORY:  When a combination Table and Flat Extra rating is necessary.

                        AGES                 RETENTION
                        ----                 ---------
                     60 and Under            $250,000
                     61-70                    100,000
                     71-80                     50,000

CIVILIAN AVIATION:

                 PASSENGERS                        UNDERWRITING ACTION                  RETENTION
                 ----------                        -------------------                  ---------
Company owned business planes
      To 200 hours annually                              Standard                       $1,000,000
      Over 200 hours annually                   Individual Consideration*               $  500,000

Charter Flying
      To 100 hours annually                              Standard                       $  500,000
      Over 100 hours annually                   Individual Consideration*               $  300,000

Private business or pleasure
      To 100 hours annually                              Standard                       $  500,000
      Over 100 hours annually                   Individual Consideration*               $  300,000

Pilots and Crew Members                                                                 $  300,000

* Require complete details of type of planes and equipment, flying terrain and qualifications of pilots.

                          WAIVER OF PREMIUM DISABILITY

                                  Same as Life

                            ACCIDENTAL DEATH BENEFITS

                        AGES                    RETENTION
                        ----                    ---------
                        5-15                    $ 25,000
                        16-19                     50,000
                        20-29                    100,000
                        30-65                    200,000

                                  ARMED FORCES

Active Duty personnel, Reserves alerted, National Guard alerted, ROTC final college year, West Point Cadets, Annapolis Midshipmen, Air Force and Coast Guard Academy Cadets:

                            AGES                                    OFFICERS          ENLISTED PERSONNEL*
                            ----                                    --------          -------------------
                        24 and Under                                  $25,000                     $15,000
                           25-29                                       35,000                      25,000
                           30-39                                       50,000                      30,000
                        40 and over                                    75,000                      45,000

Submarine Service and Hazardous                                  OFFICERS AND ENLISTED PERSONNEL*
                                                                 --------------------------------
Special Services                                                 $10,000 or up to 1/2 the above
                                                                 limits, whichever is greater.
Paratroopers and Airborne Infantry - all
ages - Officers and Enlisted Personnel
(E-5 and up):                                                    $ 10,000        $10,000

Doctors, Dentists and Allied Specialists:                        $100,000         ------

Civilian participants in Reserve Programs entering on
active duty for up to six months only, with remaining
of military service obligation to be completed in
Ready Reserve
   All ages and rank                                             $50,000

*Enlisted Personnel (Pay Grades E-1 through E-4 are not eligible).

                                   SCHEDULE B

           Maximum Amounts which the REINSURED may cede Automatically

                                      LIFE

If the REINSURED retains its limit of retention, it may cede 150% of its retention limit as shown in Schedule A, not to exceed $1,500,000. If the REINSURED retains less than its maximum retention, the LINCOLN shall accept automatically reinsurance in an amount not to exceed the amount retained by the REINSURED on the current application.

                          WAIVER OF PREMIUM DISABILITY

The REINSURED may cede automatically Waiver of Premium Disability reinsurance in amounts not to exceed the amount of Life reinsurance ceded automatically.

                            ACCIDENTAL DEATH BENEFITS

                      AGES                    STANDARD-SUBSTANDARD
                      -----                   --------------------
                      5-15                          $125,000
                      16-19                          100,000
                      20-29                          200,000
                      30-65                          100,000
                     Over 65                          None

If the REINSURED, before having concluded the necessary reinsurance, shall become liable under a conditional or interim receipt for a death claim of an amount which, together with the amount retained by the REINSURED under previously-issued policies, if any, exceeds its own limit of retention applicable to the mortality class, plan of insurance, and age at issue for which a premium was collected, the LINCOLN shall accept reinsurance of such excess automatically in an amount not to exceed one-third of the lesser of (a) the maximum amount the REINSURED may cede automatically, as described above, plus 50% of any amount in excess thereof and (b) $250,000. The REINSURED shall submit copies of its conditional receipt to the LINCOLN and shall notify the LINCOLN immediately of any change therein.

                                     REPORTS

                                 Omitted 8 Pages

                                   SCHEDULE D

                            Reinsurance Premium Rates

                                STANDARD PREMIUMS

For automatic reinsurance not in excess of $1,500,000 on any one life, the annual reinsurance premium shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk less 45%.

For reinsurance in excess of $1,500,000 on any one life and all facultative reinsurance, the annual reinsurance premium shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk less 31%.

                           SUBSTANDARD EXTRA PREMIUMS

The reinsurance premium per substandard extra table will be the substandard extra premium charged the insured less the applicable percentage shown above.

                            CONVERSIONS AND EXCHANGES

For the purpose of calculating the premium for reinsurance of conversions or exchanges of policies reinsured with the LINCOLN to the REINSURED'S Flexible Life Plan, on policies (a) without an increase in the face amount of the original policy, the date of issue of the converted policy shall be considered the date of the original policy; (b) with an increase in the face amount, the date of issue of the reinsurance of the original policy plus the increase shall be considered the date of issue of the converted policy if new underwriting is obtained. For a conversion or exchange of several policies to a single policy reinsured under this agreement, the date of issue of the original policy shall be considered to the date of issue of the most recent underwritten policy.

   WAIVER OF PREMIUM DISABILITY, PAYOR BENEFITS, AND ACCIDENTAL DEATH BENEFITS

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of 100% first year and 10% in renewal years.

                            COST OF INSURANCE TABLES

                                Omitted 13 Pages

                                    AMENDMENT

              to the Risk Premium Reinsurance Agreement between the

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                 hereinafter referred to as the "REINSURED", and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

effective August 1, 1983.

         1. On or after the fourteenth day of May, 1984, the REINSURED'S excess of individual ordinary life, waiver of premium disability, and accidental death insurance issued by the REINSURED on policy forms listed in appendix I, attached hereto, shall be reinsured under the above-mentioned reinsurance agreement, either ceded to the LINCOLN automatically, submitted to the LINCOLN on a facultative basis, or ceded to the LINCOLN as continuations; a continuation is a new policy replacing a policy issued earlier by the REINSURED ("original policy") or a change in an existing policy issued or made either (a) in compliance with the terms of the original policy or (b) without the same new underwriting information the REINSURED would obtain in the absence of the original policy, without a suicide exclusion period or contestable period as long as those contained in the new issues by the REINSURED, or without the payment of the same commissions in the first year that the REINSURED would have paid in the absence of the original policy.

         2. Continuations shall be reinsured under the above-mentioned reinsurance agreement only if the original policy was reinsured with the LINCOLN; the amount of reinsurance under this agreement shall not exceed the amount of the reinsurance of the original policy with the LINCOLN immediately prior to the new issue or change.

         3. If the REINSURED issues a policy the subject of this agreement as a continuation of a policy reinsured under a reinsurance agreement between the REINSURED and the LINCOLN, reinsurance of the continuation shall continue with the LINCOLN as described below:

            (a) CONTINUATIONS TO ISSUES REINSURED HEREUNDER:
                The reinsurance premium for newly-issued policies reinsured under the above-mentioned reinsurance agreement as continuations and issued in compliance with the terms of the original policy shall be determined by

Revision No. 1
                using the original issue age and attained duration, unless the agreement governing the original policy specifies otherwise. For purposes of calculating the reinsurance premium for other policies reinsured under the above-mentioned reinsurance agreement as continuations, the date of issue of the continuation policy shall be considered the date of the original policy.

            (b) CONTINUATIONS FROM ISSUES REINSURED HEREUNDER:
                The reinsurance premium shall be as described in the agreement which covers the new policy based on the original issue age and attained duration. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

         4. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part I, attached hereto, and shall apply to reinsurance of the REINSURED'S Exceptional Retirement Life plan (Form 1016-84) ceded by the REINSURED to the LINCOLN under the above-mentioned reinsurance agreement on and after the fourteenth day of May, 1984.

         5. Reinsurance to which the rates attached hereto have been applied shall not be reduced as provided in the "INCREASE IN LIMIT OF RETENTION" article of the above-mentioned reinsurance agreement until in the case of continuations, the sum of the years the original policy and its continuation have been in force is at least equal to the longer of (a) ten years and (b) the time period specified in the reinsurance agreement under which the original policy was reinsured with the LINCOLN or in the case of other issues, for at least ten years; shall not be eligible for a persistency or a production bonus; and shall be subject to a minimum cession of $25,000.

         6. The LINCOLN shall not reimburse the REINSURED for any taxes the latter may be required to pay on reinsurance of the REINSURED'S Exceptional Retirement Life plan (Form 1016-84) ceded under the above-mentioned reinsurance agreement on and after the fourteenth day of May, 1984.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By    /s/                                      By   /s/
      -----------------------------                 ----------------------------

Date  Sept. 13, 1984                           Date September 13, 1984
      -----------------------------                 ----------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By    /s/                                      By   /s/
      -----------------------------                 ----------------------------
      Second Vice President                         Assistant Secretary

Date  September 24, 1984                       Date September 24, 1984
      -----------------------------                 ----------------------------

                                   APPENDIX I
                            (Effective May 14, 1984)

                  Policy forms Subject to Reinsurance Hereunder

                 Flexible Premium Adjustable Life (Form 1012-83)

                   Exceptional Retirement Life (Form 1016-84)

Policies issued by SMA Life Assurance Company, Dover, Delaware, and reinsured with the REINSURED, including those issued as continuations of policies previously reinsured by the REINSURED and retroceded to the LINCOLN and including those issued as continuations of policies previously ceded to the LINCOLN.

                               SCHEDULE D, PART I
                            (Effective May 14, 1984)

                            Reinsurance Premium Rates

                            Fully-Underwritten Issues

                                 Standard Risks

For Automatic Reinsurance not in excess of $1,500,000 on any one life, the annual reinsurance premium shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk less 40% for males and less 58% for females.

For reinsurance in excess of $1,500,000 on any one life and all facultative reinsurance, the annual reinsurance premium shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk less 19% for males and less 37% for females.

                           SUBSTANDARD EXTRA PREMIUMS

The reinsurance premium per substandard extra table will be the substandard extra premium charged the insured less the applicable percentage shown above.

                                  ILLUSTRATION

                                 Omitted 1 Page

                                    AMENDMENT

              to the Risk Premium Reinsurance Agreement between the

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

effective August 1, 1983.

         1. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part I, attached hereto, and shall apply to reinsurance of the REINSURED'S Exceptional Retirement Life plan (Form 1016-84) ceded by the REINSURED to the LINCOLN under the above-mentioned reinsurance agreement on and after the first day of May, 1984.

         2. Reinsurance to which the rates attached hereto have been applied shall not be reduced as provided in the "INCREASE IN LIMIT OF RETENTION" article of the above-mentioned reinsurance agreement until (a) in the case of continuations, the sum of the years the original policy and its continuation have been in force is at least equal to the longer of (1) ten years and (2) the time period specified in the reinsurance agreement under which the original policy was reinsured with the LINCOLN or (b) in the case of other issues, the reinsurance has been in force for at least ten years; shall not be eligible for a persistency or a production bonus; and shall be subject to a minimum cession of $25,000.

         3. The LINCOLN shall reimburse the REINSURED for any taxes the latter may be required to pay on reinsurance of the REINSURED'S Exceptional Retirement Life plan (Form 1016-84) ceded under the above-mentioned reinsurance agreement on and after the first day of May, 1984.

Revision No. 2

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

         In WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicated on the dates shown below:

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By    /s/                                      By   /s/ Robert P. Mills, Jr.
      -----------------------------                 ----------------------------

Date  March 12, 1985                           Date March 12, 1985
      -----------------------------                 ----------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By    /s/                                      By   /s/
      -----------------------------                 ----------------------------
      Vice President                                Assistant Secretary

Date  3-19-85                                  Date 3-19-85
      -----------------------------                 ----------------------------

                               SCHEDULE D, PART I
                            (Effective May 14, 1984)

                            Reinsurance Premium Rates

                            FULLY-UNDERWRITTEN ISSUES

                                 Standard Risks

For automatic reinsurance not in excess of $1,500,000 on any one life, the annual reinsurance premium shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk less 39% for males and less 57% for females.

For reinsurance in excess of $1,500,000 on any one life and all facultative reinsurance, the annual reinsurance premium shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk less 18% for males and less 36% for females.

                           SUBSTANDARD EXTRA PREMIUMS

The reinsurance premium per substandard extra table will be the substandard extra premium charged the insured less the applicable percentage shown above.

Revision No. 3

                                  ILLUSTRATION

                                 Omitted 1 Page

                                    AMENDMENT

              to the Risk Premium Reinsurance Agreement between the

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

effective August 1, 1983.

         1. As herein provided, the REINSURED'S excess of individual ordinary life, waiver of premium disability, and accidental death insurance accepted as reinsurance from SMA Life Assurance Company of Dover, Delaware, on and after the first day of August, 1983, on plans the subject of the above-mentioned reinsurance agreement shall be reinsured under that agreement, either ceded to the LINCOLN automatically, submitted to the LINCOLN on a facultative basis, or ceded to the LINCOLN as continuations. A continuation is a new policy replacing a policy issued earlier by the REINSURED ("original policy") or a change in an existing policy issued or made either (a) in compliance with the terms of the original policy or (b) without the same new underwriting information the REINSURED would obtain in the absence of the original policy, without a suicide exclusion period or contestable period as long as those contained in new issues by the REINSURED, or without the payment of the same commissions in the first year that the REINSURED would have paid in the absence of the original policy. References to policies and procedures under the above-mentioned reinsurance agreement on and after the first day of August, 1983, shall be interpreted to mean those of the original company.

         2. Continuations shall be reinsured under the above-mentioned reinsurance agreement only if the original policy was reinsured with the LINCOLN; the amount of reinsurance under this agreement shall not exceed the amount of the reinsurance of the original policy with the LINCOLN immediately prior to the new issue or change.

         3. The reinsurance premium for policies reinsured under the above-mentioned reinsurance agreement as continuations shall be the appropriate premium described in that agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured, for

Revision No. 3
purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

         4. The reinsurance premium for continuations of policies reinsured under the above-mentioned reinsurance agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

         5. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part II, attached hereto, and shall apply to reinsurance of the REINSURED'S Flexible Premium Adjustable Life and Other Insured Rider ceded by the REINSURED to the LINCOLN under the above-mentioned reinsurance agreement on and after the first day of September, 1984.

         6. Reinsurance to which the rates attached hereto have been applied shall not be reduced as provided in the "INCREASE IN LIMIT OF RETENTION" article of the above-mentioned reinsurance agreement until (a) in the case of continuations, the sum of the years the original policy and its continuation have been in force is at least equal to the longer of (1) ten years and (2) the time period specified in the reinsurance agreement under which the original policy was reinsured with the LINCOLN or (b) in the case of other issues, the reinsurance has been in force for at least ten years; shall not be eligible for a persistency or a production bonus; and shall be subject to a minimum cession of $25,000.

         7. The LINCOLN shall reimburse the REINSURED for any taxes the latter may be required to pay on reinsurance ceded under the above-mentioned reinsurance agreement on and after the first day of September, 1984.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By    /s/                                      By   /s/ Robert P. Mills, Jr.
      -----------------------------                 ----------------------------

Date  April 10, 1985                           Date April 10, 1985
      -----------------------------                 ----------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By    /s/                                      By   /s/
      -----------------------------                 ----------------------------
      Vice President                                Assistant Secretary

Date  4-23-85                                  Date 4-22-85
      -----------------------------                 ----------------------------

                                   APPENDIX I
                          (Effective September 1, 1984)

              Insurance Subject to Reinsurance under this Agreement

A. One-third of the REINSURED'S entire excess of reinsurance it accepts from SMA Life Assurance Company of Dover, Delaware, of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

                                                                 DATES LETTERS
                     PLAN                  FROM          THROUGH          FROM          THROUGH
                     ----                  ----          -------          ----          -------
Flexible Premium Adjustable Life          8-1-83            --              A              Z
(Form 1012-83)

Exceptional Retirement Life
(Form 1016-84)                            5-14-84           --              A              Z

Flexible Other Insured Rider              9-1-84            --              A              Z

B. Continuations of the REINSURED'S issues of any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

                               SCHEDULE D, PART II
                          (Effective September 1, 1984)

                            Reinsurance Premium Rates

            Flexible Premium Adjustable Life and Other Insured Rider

                                 Standard Risks

For automatic reinsurance not in excess of $5,000,000 on any one life, the annual reinsurance premium shall be 59% of the attached cost of insurance rates charged the insured per thousand of the net amount at risk.

For Facultative reinsurance not in excess of $5,000,000 on any one life, the annual reinsurance premium shall be 81.0% of the attached cost of insurance rates charged the insured per thousand of the net amount at risk.

Reinsurance ceded to the LINCOLN in excess of $5,000,000 per life shall be ceded under the Risk Premium Reinsurance Agreement between the REINSURED and the LINCOLN, effective July 1, 1977, using the appropriate premiums from Schedule D, thereof. Such reinsurance shall not be terminated as described in the "INCREASE IN LIMIT OF RETENTION" article thereof until it has been in force for at least ten years.

                           SUBSTANDARD EXTRA PREMIUMS

The substandard table extra shall be the number of tables assessed the risk times 25% times the following percentages:

                     CESSION TYPE                  ALL POLICY YEARS
                     ------------                  ----------------
                      Automatic                         59.0%
                     Facultative                        81.0%

                                  ILLUSTRATION

                                 Omitted 1 Page

                                    AMENDMENT

              to the Risk Premium Reinsurance Agreement between the

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

effective August 1, 1983.

         On and after the eighteenth day of October, 1984, the retention limit of the REINSURED shall be that shown in the revised Schedule A attached hereto. This retention shall apply to reinsurance ceded after the effective date hereof.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By    /s/                                      By     Robert P. Mills, Jr.
      --------------------------                      --------------------------

Date  March 27, 1985                           Date   March 27, 1985
      --------------------------                      --------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By    /s/                                      By     /s/
      --------------------------                      --------------------------
      Vice President                                  Assistant Secretary

Date  4-10-85                                  Date   4-9-85
      --------------------------                      --------------------------

Revision No. 4

                                   SCHEDULE A
                          (Effective October 18, 1984)

                        Retention Limits of the REINSURED

                                      LIFE

                          STANDARD RISKS,
                         SPECIAL CLASSES A,
                        B, C, & D, AND FLAT             SPECIAL CLASSES E, F,       SPECIAL CLASSES J, L, &
                        EXTRAS OF $10.00 OR             & H, AND FLAT EXTRAS        P, AND FLAT EXTRAS OF
      AGES                  LESS (a) (b)                OF $10.01-$20.00 (c)           $20.01 AND OVER
      ----                  ------------                --------------------           ---------------
       0                      $  400,000                       $200,000                      $100,000
      1-17                       800,000                        600,000                       200,000
     18-60                     1,000,000                        700,000                       400,000
     61-70                       700,000                        500,000                       200,000
     71-75                       300,000                        200,000                       100,000
     76-80                       200,000                        100,000                        50,000

         (a) Youth Insurance Builder retention limit in terms of Ultimate Sum Insured - available for standard risks only.

         (b)    Spouse's Insurance Rider not available above Class D.

         (c)    Term policies and Term Riders not available above class H.

Notes:   (1)    The above maximum limits are also the maximums on any one life for all plans combined, including the initial commuted value of Family Income Riders and the total extra liability for Supplemental Level Term and Payor Riders.

         (2) There are conditions where the retention may be limited, such as in aviation, Armed forces personnel, certain avocations, and medical classifications.

CORONARY HISTORY:  When a combination Table and Flat Extra rating is necessary.

                         AGES                   RETENTION
                         ----                   ---------
                     60 and Under                $250,000
                     61-70                        100,000
                     71-80                         50,000

CIVILIAN AVIATION:

                         PASSENGERS                           UNDERWRITING ACTION                  RETENTION
                         ----------                           -------------------                  ---------
               Company owned business planes
                      To 200 hours annually                         Standard                       $1,000,000
                     Over 200 hours annually               Individual Consideration*               $  500,000

                       Charter Flying
                      To 100 hours annually                         Standard                       $  500,000
                     Over 100 hours annually               Individual Consideration*               $  300,000

                Private business or pleasure
                      To 100 hours annually                         Standard                       $  500,000
                     Over 100 hours annually               Individual Consideration*               $  300,000

                  Pilots and Crew Members                                                          $  300,000

*Require complete details of type of planes and equipment, flying terrain and qualifications of pilots.

ARMED FORCES:

Active Duty personnel, Reserves alerted, National Guard alerted, ROTC final college year, West Point Cadets, Annapolis Midshipmen, Air Force and Coast Guard Academy Cadets:

                            AGES                                    OFFICERS          ENLISTED PERSONNEL*
                            ----                                    --------          -------------------
                        24 and Under                                 $100,000                     $50,000
                        25 and Over                                   150,000                     100,000

Submarine Service and Hazardous
Special Services, Paratroopers
and Airborne Infantry are not
eligible.)

Doctors, Dentists and Allied Specialists:                        $200,000               - - - - - -

Civilian participants in Reserve Programs entering on active duty for up to six months only, with remaining of military service obligation to be completed in
Ready Reserve
         All ages and rank                                        $150,000              $100,000

*Enlisted Personnel (Pay Grades E-1 through E-3 are not eligible).

                          WAIVER OF PREMIUM DISABILITY

                                  Same as Life

                            ACCIDENTAL DEATH BENEFITS

                       AGES                       RETENTION
                       ----                       ---------
                       5-15                        $ 25,000
                       16-19                         50,000
                       20-29                        100,000
                       30-65                        200,000

                                    AMENDMENT

              to the Risk Premium Reinsurance Agreement between the

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

effective August 1, 1983.

         1. The REINSURED'S plans to be reinsured under the above-mentioned reinsurance agreement on and after the first day of July, 1986, shall be those specified in the Appendix I, attached hereto.

         2. On and after the first day of July, 1986, the retention limit of the REINSURED shall be that shown in the revised Schedule A, attached hereof.

         3. On and after the first day of July, 1986, when the REINSURED retains its maximum appropriate limit of retention on the life and meets all the other requirements of the "AUTOMATIC AND FACULTATIVE REINSURANCE" article of the above-mentioned reinsurance agreement, it may cede automatically reinsurance in amounts not in excess of those set forth in Schedule B, attached thereto; when the REINSURED retains less than that retention and meets such requirements, it may cede automatically three times the amount retained on the current application, one-third of which amount may be ceded to the LINCOLN automatically.

         4. On and after the first day of July, 1986, except for coverage provided in Schedule B, Part I, the LINCOLN shall have no liability under facultative applications for reinsurance under the above-mentioned reinsurance agreement unless the REINSURED has accepted the LINCOLN'S offer to reinsure.

         5. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part I, attached hereto, and shall apply to reinsurance of the REINSURED'S Retirement Series Flexible Premium Adjustable Life (Exceptional Retirement Life II) and Flexible Premium Other Insured Rider plans ceded by the

Revision No. 5

REINSURED to the LINCOLN under the above-mentioned reinsurance agreement on and after the first day of July, 1986.

         6. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part II, attached hereto, and shall apply to reinsurance of the REINSURED'S Flexible Premium Adjustable Life (Exceptional Life II) and Flexible Premium Other Insured Rider plans ceded by the REINSURED to the LINCOLN under the above-mentioned reinsurance agreement on and after the first day of July, 1986.

         7. The reinsurance premium rate for continuations shall be as described under the above-mentioned reinsurance agreement; for purposes of determining the appropriate policy fee only, a continuation shall be considered a renewal issue if the REINSURED has paid the LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the LINCOLN a first-year policy fee on reinsurance of the original policy.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By    /s/                                      By     /s/ Robert P. Mills, Jr.
      --------------------------                      --------------------------

Date  October 1, 1986                          Date   October 2, 1986
      --------------------------                      --------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By    /s/                                      By     /s/
      --------------------------                      --------------------------
      Vice President                                  Assistant Secretary

Date  10-17-86                                 Date   10-8-86
      --------------------------                      --------------------------

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

A. One-third of the REINSURED'S entire excess of reinsurance it accepts from SMA Life Assurance Company of Dover, Delaware, of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

                                                           DATES                                  LETTERS
                        PLAN                               FROM         THROUGH        FROM       THROUGH
                        ----                               ----         -------        ----       -------
Flexible Premium Adjustable Life (Form 1012-83)           8-1-83        6-30-86         A            Z

Exceptional Retirement Life
(Form 1016-84)                                           5-14-84        6-30-86         A            Z

Flexible Premium Other Insured Rider                      9-1-84          --            A            Z

Flexible Premium Adjustable Life (Exceptional Life
II) Form 1012-86)                                         7-1-86          --            A            Z
Retirement Series Flexible Premium Adjustable Life
(Exception Retirement Life II) (Form 1016-86)             7-1-86          --            A            Z

B. Continuations of the REINSURED'S issues of any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

                                   SCHEDULE A
                            (Effective July 1, 1986)

                        Retention Limits of the REINSURED

                                      LIFE

                              STANDARD RISKS,
                              SPECIAL CLASSES                SPECIAL CLASSES            SPECIAL CLASSES
                               A, B, C, & D,               E, F, & H, AND FLAT          J, L, & P, AND
                             AND FLAT EXTRAS OF                 EXTRAS OF               FLAT EXTRAS OF
        AGES                 $10.00 OR LESS (a)             $10.01-$20.00 (c)           $20.01 AND OVER
        ----                 ------------------             -----------------           ---------------
         0                        $  400,000                     $200,000                    $100,000
        1-17                         800,000                      600,000                     200,000
       18-60                       1,000,000                      700,000                     400,000
       61-70                         700,000                      500,000                     200,000
       71-75                         300,000                      200,000                     100,000
       76-80                         200,000                      100,000                      50,000

(a)      Spouse's Insurance Rider not available above Class D.
(b)      Term policies and Term Riders not available above class H.

Notes:   (1)    The above maximum limits are also the maximums  on any one life for all plans and riders combined.
         (2)    There are conditions where the retention may be limited, such as in aviation, Armed forces personnel, certain avocations, and medical classifications.

CIVILIAN AVIATION:

                        PASSENGERS                                 UNDERWRITING ACTION                  RETENTION
                        ----------                                 -------------------                  ---------
   Company owned business planes
         To 200 hours annually                                          Standard                         $1,000,000
         Over 200 hours annually                                Individual Consideration*                   500,000

   Charter Flying
         To 100 hours annually                                          Standard                            500,000
         Over 100 hours annually                                Individual Consideration*                   300,000

   Private business or pleasure
         To 100 hours annually                                          Standard                            500,000
         Over 100 hours annually                                Individual Consideration*                   300,000
                                                                        Standard
   Pilots and Crew Members                                        Individual Consideration*                 300,000

* Require complete details of type of planes and equipment, flying terrain and qualifications of pilots.

ARMED FORCES:

Active Duty personnel, Reserves alerted,
National Guard alerted, ROTC final college year, West Point Cadets, Annapolis Midshipmen,
Air Force and Coast Guard Academy Cadets

                            AGES                                    OFFICERS          ENLISTED PERSONNEL*
                            ----                                    --------          -------------------
                        24 and Under                                 $100,000                     $50,000
                        25 and Over                                   150,000                     100,000

(Submarine Service and Hazardous
Special Services, Paratroopers
and Airborne Infantry are not
eligible.)

Doctors, Dentists and Allied Specialists                         $100,000                         ------

Civilian participants in Reserve Programs entering on active duty for up to six months only, with remaining military service obligation to be completed in Ready Reserve

                         AGES
                         ----
                         All                                          150,000                 100,000

*    Enlisted Personnel (Pay Grades E-1 through E-3 are not eligible).

CORONARY HISTORY:  When a combination Table and Flat Extra rating is necessary.

              AGES                                          RETENTION
              ----                                          ---------
            60 and Under                                     $250,000
            61-70                                             100,000
            71-80                                              50,000

                          WAIVER OF PREMIUM DISABILITY

                                 Fully retained

                            ACCIDENTAL DEATH BENEFITS

                                 Fully retained

                                   SCHEDULE B
                            (Effective July 1, 1986)

            Maximum Amount which the REINSURED may cede Automatically

Maximum amount that can be ceded automatically to all reinsurers (one-third of the amounts below may be ceded automatically to the LINCOLN).

                                      LIFE

                STANDARD RISKS, SPECIAL                                                               OVER
                        CLASSES               SPECIAL CLASSES       SPECIAL CLASSES J,          SPECIAL CLASS P
                 A, B, C, & D, AND FLAT      E, F, & H, AND FLAT     L, & P, AND FLAT            OR EQUIVALENT
                       EXTRAS OF                 EXTRAS OF          EXTRAS OF $20.01              TOTAL EXTRA
AGES                 $10.00 OR LESS            $10.01-$20.00             AND OVER                   PREMIUM
----                 --------------            -------------             --------                   -------
        0               $2,400,000                 $1,200,00             $  600,000                   None
     1-17                4,800,000                 3,600,000              1,200,000                   None
    18-60                6,000,000                 4,200,000              2,400,000                   None
    61-70                4,200,000                 3,000,000              1,200,000                   None
    71-75                1,800,000                 1,200,000                600,000                   None
    76-80                1,200,000                   600,000                300,000                   None
   Over 80                None                        None                   None                     None

                          WAIVER OF PREMIUM DISABILITY

                                      None

                            ACCIDENTAL DEATH BENEFITS

                                      None

                               SCHEDULE B, PART I

                               Conditional Receipt

         In addition to the automatic coverage otherwise provided under this agreement, if the REINSURED shall become liable, as a result of having issued a conditional receipt, for a death claim of an amount which, together with the amount retained by the REINSURED under previously-issued policies, if any, exceeds its own limit of retention applicable to the mortality class, plan of insurance, and age at issue for which a premium was collected, the LINCOLN shall accept reinsurance of such excess automatically in an amount not to exceed one-third of $400,000.

         This additional automatic coverage shall apply to insurance which is covered under this agreement (as specified in paragraph 1 of the "REINSURANCE COVERAGE" article) but which does not meet all the conditions outlined in paragraph 2 of the "AUTOMATIC AND FACULTATIVE REINSURANCE" article. In any case, this additional reinsurance shall terminate when facultative reinsurance is completed.

         A copy of any conditional receipt form of the REINSURED issued in connection with any policy form eligible for reinsurance under this agreement is attached as Schedule B, Part II. The REINSURED shall notify the LINCOLN immediately of any change in such form.

                          TEMPORARY INSURANCE AGREEMENT

                                 Omitted 1 Page

                               SCHEDULE D, PART I
                            (Effective July 1, 1986)

                            Reinsurance Premium Rates

               Retirement Series Flexible Premium Adjustable Life
                        (Exceptional Retirement Life II)
                    and Flexible Premium Other Insured Rider

                                 Standard Risks

For reinsurance ceded by the REINSURED to the LINCOLN not in excess of $5,000,000 on any one life under all agreements, the premium shall be the attached current cost of insurance rates charged the insured per thousand or reinsurance net amount at risk less the following percentages:

                                                               POLICY YEAR
CESSION TYPE                             1                        2-10                        11+
------------                             -                        ----                        ---
Automatic                              100%                        37%                        20%
Facultative                            100%                        24%                        20%

Reinsurance ceded by the REINSURED to the LINCOLN in amounts in excess of $5,000,000 on any one life under all agreements shall be reinsured under the terms of the July 1, 1977, Risk Premium Reinsurance agreement between the REINSURED and the LINCOLN.

                           SUBSTANDARD EXTRA PREMIUMS

The reinsurance premium per substandard extra table will be the substandard extra premium charged the insured less the applicable percentage shown above.

                                MORTALITY CHARGES

                                 Omitted 2 Pages

                               SCHEDULE D, PART II
                            (Effective July 1, 1986)

                            Reinsurance Premium Rates

        Flexible Premium Adjustable Life (Exceptional Retirement Life II)
                    and Flexible Premium Other Insured Rider

                                 Standard Risks

For reinsurance ceded by the REINSURED to the LINCOLN not in excess of $5,000,000 on any one life under all agreements, the premium shall be the attached current cost of insurance rates charged the insured per thousand or reinsurance net amount at risk less the following percentages:

                                                               POLICY YEAR
CESSION TYPE                             1                        2-10                        11+
------------                             -                        ----                        ---
Automatic                              100%                        37%                        20%
Facultative                            100                         24                         20

Reinsurance ceded by the REINSURED to the LINCOLN in amounts in excess of $5,000,000 on any one life under all agreements shall be reinsured under the terms of the July 1, 1977, Risk Premium Reinsurance agreement between the REINSURED and the LINCOLN.

                           SUBSTANDARD EXTRA PREMIUMS

The reinsurance premium per substandard extra table will be the substandard extra premium charged the insured less the applicable percentage shown above.

                                MORTALITY CHARTS

                                 Omitted 4 Pages

                                    AMENDMENT

              to the Risk Premium Reinsurance Agreement between the

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

effective August 1, 1983.

         On and after the first day of January, 1987, the retention limit of the REINSURED shall be that shown in the revised Schedule A, attached hereto. This retention shall apply to reinsurance ceded after the effective date hereof and to existing reinsurance ceded before the effective date hereof in accordance with the "INCREASE IN LIMIT OF RETENTION" article of the reinsurance agreement of which this amendment is a part, except that Waiver of Premium Disability and Accidental Death Benefits reinsurance shall be reduced on the first policy anniversary on and after the first day of January, 1987.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By   /s/                                       By   /s/ Robert P. Mills, Jr.
     ------------------------                       ---------------------------

Date  March 3, 1987                            Date March 3, 1987
     ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By   /s/                                       By   /s/
     ------------------------                       ---------------------------
     Vice President                                 Assistant Secretary

Date 3/11/87                                  Date  3-10-87
     ------------------------                       ---------------------------

Revision No. 6

                                   SCHEDULE A
                           (Effective January 1, 1987)

                        Retention Limits of the REINSURED

                                      Life

                             STANDARD RISKS,
                             SPECIAL CLASSES                 SPECIAL CLASSES            SPECIAL CLASSES
                            A, B, C, & D, AND                E, F, & H, AND             J, L, & P, AND
                               FLAT EXTRAS                   FLAT EXTRAS OF             FLAT EXTRAS OF
       AGES               OF $10.00 OR LESS (a)             $10.01-$20.00 (b)            $20.01 AND OVER
       ----               ---------------------             -----------------            ---------------
        0                        $  400,000                        $200,000                  $100,000
       1-17                         800,000                         600,000                   200,000
      18-60                       1,000,000                         700,000                   400,000
      61-70                         700,000                         500,000                   200,000
      71-75                         300,000                         200,000                   100,000
      76-80                         200,000                         100,000                    50,000

(a)      Spouse's Insurance Rider not available above Class D.
(b)      Term policies and Term Riders not available above class H.

Notes:   (1)    The above maximum limits are also the maximums on any one life for all plans and riders combined.
         (2)    There are conditions where the retention may be limited,
                such as in aviation, Armed forces personnel, certain avocations, and medical classifications.

CIVILIAN AVIATION:

                        PASSENGERS                                 UNDERWRITING ACTION                  RETENTION
                        ----------                                 -------------------                  ---------
   Company owned business planes
         To 200 hours annually                                          Standard                        $1,000,000
         Over 200 hours annually                                Individual Consideration*                  500,000

   Charter Flying
         To 100 hours annually                                          Standard                           500,000
         Over 100 hours annually                                Individual Consideration*                  300,000

   Private business or pleasure
         To 100 hours annually                                          Standard                           500,000
         Over 100 hours annually                                Individual Consideration*                  300,000
   Pilots and Crew Members                                                                                 300,000

*Require complete details of type of planes and equipment, flying terrain and qualifications of pilots.

ARMED FORCES:

Active Duty personnel, Reserves alerted,
National Guard alerted, ROTC final college year, West Point Cadets, Annapolis Midshipmen,
Air Force and Coast Guard Academy Cadets

                            AGES                                    OFFICERS          ENLISTED PERSONNEL*
                            ----                                    --------          -------------------
                        24 and Under                                 $100,000                     $50,000
                        25 and Over                                   150,000                     100,000

(Submarine Service and Hazardous
Special Services, Paratroopers
and Airborne Infantry are not
eligible.)

Doctors, Dentists and Allied Specialists                         $100,000                         ------

Civilian participants in Reserve Programs entering on active duty for up to six months only, with remaining military service obligation to be completed in Ready Reserve

                            AGES
                            ----
                            All                                        150,000              100,000
                            ---

*Enlisted Personnel (Pay Grades E-1 Through E-3 are not eligible.)

                                    AMENDMENT

              to the Risk Premium Reinsurance Agreement between the

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

                           effective August 1, 1983.

         The REINSURED'S plans to be reinsured under the above-mentioned reinsurance agreement on and after the first day of October, 1987, shall be those specified in the Appendix I, attached hereto.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By   /s/                                       By   /s/ Robert P. Mills, Jr.
     ------------------------                       ---------------------------

Date 4/19/88                                   Date April 19, 1988
     ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By   /s/                                       By   /s/
     ------------------------                       ---------------------------
     Vice President                                 Assistant Secretary

Date 5/12/88                                  Date  May 10, 1988
     ------------------------                       ---------------------------

Revision No. 7

                                    AMENDMENT

              to the Risk Premium Reinsurance Agreement between the

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

effective August 1, 1983.

         It is hereby agreed that on and after the first day of January, 1987, reinsurance ceded by the REINSURED to the LINCOLN in amounts in excess of $5,000,000 on any one life under all agreements shall be reinsured under the terms of the January 1, 1987, Risk Premium Reinsurance agreement between the REINSURED and the LINCOLN.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is part which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By   /s/                                       By   /s/ Robert P. Mills, Jr.
     ------------------------                       ---------------------------

Date November 10, 1987                         Date November 10, 1987
     ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By   /s/                                       By   /s/
     ------------------------                       ---------------------------
     Vice President                                 Assistant Secretary

Date 11/17/87                                  Date 11-16-87
     ------------------------                       ---------------------------

Revision No. 8

                                NOTICE OF CHANGE

              to the Risk Premium Reinsurance Agreement between the

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

                           effective August 1, 1983.

         All references to "Conditional Receipt" in the above-mentioned reinsurance agreement shall be replaced with "Temporary Insurance Agreement."

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is part which do not conflict with the terms hereof.

         A copy of this Notice of Change was sent to the REINSURED.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                    By   /s/
                                         ------------------------
                                         Vice President

                                    Date 1/19/88
                                         ------------------------

                                    By   /s/
                                         ------------------------

                                    Date January 15, 1988
                                         ------------------------
Revision No. 9

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

A. One-third of the REINSURED'S entire excess of reinsurance it accepts from SMA Life Assurance Company of Dover, Delaware, of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

                                                                 DATES                     LETTERS
                        PLAN                               FROM         THROUGH        FROM       THROUGH
                        ----                               ----         -------        ----       -------
Flexible Premium Adjustable Life
(Form 1012-83)                                            8-1-83        6-30-86         A            Z

Exceptional Retirement Life
(Form 1016-84)                                           5-14-84        6-30-86         A            Z

Flexible Premium Other Insured Rider                      9-1-84          --            A            Z

Flexible Premium Adjustable Life (Exceptional Life
II) Form 1012-86)                                         7-1-86          --            A            Z

Retirement Series Flexible Premium Adjustable Life
(Exception Retirement Life II) (Form 1016-86)             7-1-86          --            A            Z
Flexible Premium Variable Life
(Form 1018-87)                                           10-1-87          --            A            Z

B. Continuations of the REINSURED'S issues of any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

                                 5/19/88 LETTER
                          LINCOLN NATIONAL REINSURANCE

                                 Omitted 4 Pages

                                    AMENDMENT

     to the Risk Premium Reinsurance Agreement (the "Agreement") between the

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

                            Effective August 1, 1983.

         Except for additional coverage provided in Schedule B, Part I, the LINCOLN shall have no liability on and after the first day of March, 1988, under the Agreement under facultative applications for reinsurance unless the REINSURED has accepted the LINCOLN'S offer to reinsure.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By   /s/                                       By   /s/ Robert P. Mills, Jr.
     ------------------------                       ---------------------------

Date July 15, 1988                            Date  July 15, 1988
     ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By   /s/                                      By    /s/
     ------------------------                       ---------------------------
     Vice President                                 Assistant Secretary

Date 7/26/88                                  Date  July 25, 1988
     ------------------------                       ---------------------------

Revision No. 10

                               SCHEDULE B, PART I

                               Conditional Receipt

         In addition to the automatic coverage otherwise provided under this agreement, if the REINSURED shall become liable, as a result of having issued a conditional receipt, for a death claim of an amount which, together with the amount retained by the REINSURED under previously-issued policies, if any, exceeds its own limit of retention applicable to the mortality class, plan of insurance, and age at issue for which a premium was collected, the LINCOLN shall accept reinsurance of such excess automatically in an amount not to exceed one-third of $500,000.

         This additional automatic coverage shall apply to insurance which is covered under this agreement (as specified in paragraph 1 of the "REINSURANCE COVERAGE" article) but which does not meet all the conditions outlined in paragraph 2 of the "AUTOMATIC AND FACULTATIVE REINSURANCE" article. In any case, this additional reinsurance shall terminate when facultative reinsurance is completed.

         A copy of any conditional receipt form of the REINSURED issued in connection with any policy form eligible for reinsurance under this agreement is attached as Schedule B, Part II. The REINSURED shall notify the LINCOLN immediately of any change in such form.

                              CONDIITIONAL RECEIPT

                                 Omitted 3 Pages

                                 8/25/88 LETTER
                          LINCOLN NATIONAL REINSURANCE

                                 Omitted 1 Page

                                 8/16/85 LETTER
                             STATE MUTUAL COMPANIES

                                 Omitted 1 Page

                                   7/5/88 MEMO
                            MORTALITY RATE REDUCTIONS

                                 Omitted 1 Page

                                  2/8/89 LETTER
                          LINCOLN NATIONAL REINSURANCE

                                 Omitted 1 Page

                                 1/16/89 LETTER
                             STATE MUTUAL COMPANIES

                                 Omitted 1 Page

                                  12/15/88 MEMO
                             PREFERRED RATES CLASSES

                                 Omitted 2 Pages

                                    AMENDMENT

     to the Risk Premium Reinsurance Agreement (the "Agreement") between the

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                                       of
                            Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

effective August 1, 1983.

         The REINSURED'S plans to be reinsured under the Agreement on and after the fifteenth day of May, 1989, shall be those specified in the Appendix I, attached hereto.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By   /s/                                      By    /s/ Robert P. Mills, Jr.
     ------------------------                       ---------------------------

Title VP & Actuary                            Title AVP & Actuary
     ------------------------                       ---------------------------

Date July 11, 1989                            Date  July 11, 1989
     ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By   /s/                                       By   /s/
     ------------------------                       ---------------------------
     Vice President                                 Assistant Secretary

Date 7/18/89                                   Date July 18, 1989
     ------------------------                       ---------------------------

Revision No. 11

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

A. One-third of the REINSURED'S entire excess of reinsurance it accepts from SMA Life Assurance Company of Dover, Delaware, of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

                                                                 DATES                     LETTERS
                        PLAN                               FROM         THROUGH        FROM       THROUGH
                        ----                               ----         -------        ----       -------
Flexible Premium Adjustable Life
(Form 1012-83)                                            8-1-83        6-30-86         A            Z

Exceptional Retirement Life
(Form 1016-84)                                           5-14-84        6-30-86         A            Z

Flexible Premium Other Insured Rider                      9-1-84          --            A            Z

Flexible Premium Adjustable Life (Exceptional Life
II) Form 1012-86)                                         7-1-86          --            A            Z

Retirement Series Flexible Premium Adjustable Life
(Exception Retirement Life II) (Form 1016-86)             7-1-86          --            A            Z

Flexible Premium Variable Life
(Form 1018-87)                                           10-1-87          --            A            Z
Exceptional Life Plus                                    5-15-89          --            A            Z

B. Continuations of the REINSURED'S issues of any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN,"

     1. On and after the first day of February, 1988, the retention limit of the REINSURED shall be that shown in the revised Schedule A, attached hereto. This retention shall apply to reinsurance ceded after the effective date hereof.

     2. It is hereby agreed that the Arbitration Schedule, attached hereto, shall be added to the Agreement and the "ARBITRATION" article of the Agreement shall be replaced with the following:

         "ARBITRATION

          It is the intention of the REINSURED and the LINCOLN that the customs and practices of the insurance and reinsurance industry shall be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If the REINSURED and the LINCOLN cannot mutually resolve a dispute which arises out of or relates to this Agreement, however, the dispute shall be decided through arbitration as set forth in the Arbitration Schedule. The arbitrators shall base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There shall be no appeal from their decision, except that either party may petition a court having jurisdiction over the parties and the subject matter to reduce the arbitrators' decision to judgment."

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

                                       1
Agreement No. 11/Revision No. 12

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/                                      By    /s/ Robert P. Mills, Jr.
      ------------------------                       ---------------------------

Title VP & Actuary                             Title AVP & Actuary
      ------------------------                       ---------------------------

Date  February 27, 1991                        Date  February 16, 1991_
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Vice President                                 Assistant Secretary

Date  3-8-91                                  Date   March 7, 1991
      ------------------------                       ---------------------------

                                   SCHEDULE A
                          (Effective February 1, 1988)

                        Retention Limits of the REINSURED

                                      LIFE

                             STANDARD RISKS,
                             SPECIAL CLASSES                 SPECIAL CLASSES            SPECIAL CLASSES
                            A, B, C, & D, AND                E, F, & H, AND             J, L, & P, AND
                               FLAT EXTRAS                   FLAT EXTRAS OF         FLAT EXTRAS OF $20.01
       AGES               OF $10.00 OR LESS (A)             $10.01-$20.00 (B)              AND OVER
       ----               ---------------------             -----------------              --------
        0                        $  400,000                        $200,000                  $100,000
       1-17                         800,000                         600,000                   200,000
      18-60                       1,000,000                         700,000                   400,000
      61-70                         700,000                         500,000                   200,000
      71-75                         300,000                         200,000                   100,000
      76-80                         200,000                         100,000                    50,000

(a)  Spouse's Insurance Rider not available above Class D.
(b)  Term policies and Term Riders not available above class H.

Notes:        (1)    The above  maximum limits are also the maximums on any one life for all plans and riders combined.
              (2)    There are conditions where the retention may be
                     limited, such as in aviation, Armed forces personnel, certain avocations, and medical classifications.
              (3)    The minimum size reinsurance case will be $25,000.

CIVILIAN AVIATION:

                        PASSENGERS                                 UNDERWRITING ACTION                  RETENTION
                        ----------                                 -------------------                  ---------
   Company owned business planes
         To 200 hours annually                                          Standard                        $1,000,000
         Over 200 hours annually                                Individual Consideration*                  500,000

   Charter Flying
         To 100 hours annually                                          Standard                           500,000
         Over 100 hours annually                                Individual Consideration*                  300,000

   Private business or pleasure
         To 100 hours annually                                          Standard                           500,000
         Over 100 hours annually                                Individual Consideration*                  300,000
   Pilots and Crew Members                                                                                 300,000

*Require complete details of type of planes and equipment, flying terrain and qualifications of pilots.

ARMED FORCES:

Active Duty personnel, Reserves alerted,
National Guard alerted, ROTC final college year, West Point Cadets, Annapolis Midshipmen,
Air Force and Coast Guard Academy Cadets

                            AGES                                    OFFICERS          ENLISTED PERSONNEL*
                            ----                                    --------          -------------------
                            0-24                                     $100,000                    $ 50,000
                          Over 24                                     150,000                     100,000

(Submarine Service and Hazardous
Special Services, Paratroopers
and Airborne Infantry are not
eligible.)

Doctors, Dentists and Allied Specialists                         $200,000                          ------

Civilian participants in Reserve Programs entering on active duty for up to six months only, with remaining military service obligation to be completed in Ready
Reserve
                            Ages

                            All                                        150,000              100,000
                            ---

*Enlisted Personnel (Pay Grades E-1 Through E-3 are not eligible.)

CORONARY HISTORY:  When a combination Table and Flat Extra rating is necessary.

                      AGES                                RETENTION
                      ----                                ---------
                      0-60                                 $300,000
                      61-70                                 150,000
                      71-80                                  50,000

                          WAIVER OF PREMIUM DISABILITY

                                  Amount Issued

                            ACCIDENTAL DEATH BENEFITS

                                  Amount Issued

*Require complete details of type of planes and equipment, flying terrain and qualifications of pilots.

                              ARBITRATION SCHEDULE

         To initiate arbitration, either the REINSURED or the LINCOLN shall notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent shall respond to the notification in writing within ten (10) days of its receipt.

         The arbitration hearing shall be before a panel of three arbitrators, each of whom must be a present or former officer of a life insurance company. An arbitrator may not be a present or former officer, attorney, or consultant of the REINSURED or the LINCOLN or eithers' affiliates.

The REINSURED and the LINCOLN shall each name five (5) candidates to serve as an arbitrator. The REINSURED and the LINCOLN shall each choose one candidate from the other party's list, and these two candidates shall serve as the first two arbitrators. If one or more candidates so chosen shall decline to serve as an arbitrator, the party which named such candidate shall add an additional candidate to its list, and the other party shall again choose one candidate from the list. This process shall continue until two arbitrators have been chosen and have accepted. The REINSURED and the LINCOLN shall each present their initial lists of five (5) candidates by written notification to the other party within twenty-five (25) days of the date of the mailing of the notification initiating the arbitration. Any subsequent additions to the list which are required shall be presented within ten (10) days of the date the naming party receives notice that a candidate that has been chosen declines to serve.

The two arbitrators shall then select the third arbitrator. If the two arbitrators cannot agree on the choice of a third, then a third arbitrator shall be appointed in accordance with the Indiana Uniform Arbitration Act, Burns Ind. Code Ann. 34-4-2-4. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by a majority of votes.

It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in the "ARBITRATION" article. Therefore, at no time will either the REINSURED or the LINCOLN contact or otherwise communicate with any person who is to be or has been designated as a candidate to serve as an arbitrator concerning the dispute, except upon the basis of jointly drafted communications provided by both the REINSURED and the LINCOLN to inform those candidates actually chosen as arbitrators of the nature and facts of the dispute. Likewise, any written or oral arguments provided to the arbitrators concerning the dispute shall be coordinated with the other party and shall be provided simultaneously to the other party or shall take place in the presence of the other party. Further, at no time shall any arbitrator be informed that the arbitrator has been named or chosen by one party or the other.

The arbitration hearing shall be held on the date fixed by the arbitrators. In no event shall this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators shall establish prearbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party shall provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they shall give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. The party initiating the arbitration shall have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within twenty (20) days after the end of the arbitration hearing, the arbitrators shall issue a written decision that sets forth their findings and any award to be paid as a result of the arbitration, except that the arbitrators may not award punitive or exemplary damages. In their decision, the arbitrators shall also apportion the costs of arbitration, which shall include, but not limited to, their own fees and expenses.

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

1. For reinsurance ceded automatically on and after the first day of January, 1991, under the Agreement, the sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

                                LIFE INSURANCE
           AGES                WAIVER OF PREMIUM         ACCIDENTAL DEATH
           0-15                    $ 6,500,000               $300,000
          16-65                    $10,000,000                   None
          66-80                    $ 3,500,000                   None

2. On and after the first day of January, 1991, the REINSURED may cede and the LINCOLN shall accept automatic amounts of reinsurance not to exceed those described in the Schedule B, attached hereto.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

Agreement No. 11/Revision No. 13

Agreement No. 11/Revision No. 13

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/                                      By    /s/ Robert P. Mills, Jr.
      ------------------------                       ---------------------------

Title VP & Actuary                             Title AVP & Actuary
      ------------------------                       ---------------------------

Date  February 27, 1991                        Date  February 26, 1991_
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Vice President                                 Assistant Secretary

Date  3-8-91                                   Date  March 7, 1991
      ------------------------                       ---------------------------

                                   SCHEDULE B
                           (Effective January 1, 1991)

            Maximum Amount which the REINSURED may cede Automatically

                                      Life

To LINCOLN:

                                                                                                      OVER
                 STANDARD RISKS, SPECIAL      SPECIAL CLASSES       SPECIAL CLASSES J,          SPECIAL CLASS P
                 A, B, C, & D, AND FLAT     E, F, & H, AND FLAT      L, & P, AND FLAT            OR EQUIVALENT
                        EXTRAS OF                EXTRAS OF          EXTRAS OF $20.01              TOTAL EXTRA
     AGES            $10.00 OR LESS            $10.01-$20.00             AND OVER                   PREMIUM
     ----            --------------            -------------             --------                   -------
        0               $  800,000                $  400,000              $200,000                    None
     1-17                1,600,000                 1,200,000               400,000                    None
    18-60                2,000,000                 1,400,000               800,000                    None
    61-70                1,400,000                 1,000,000               400,000                    None
    71-75                  600,000                   400,000               200,000                    None
    76-80                  400,000                   200,000               100,000                    None
   Over 80                  None                       None                 None                      None

To all Reinsurers:

                                                                                                      OVER
                STANDARD RISKS, SPECIAL       SPECIAL CLASSES       SPECIAL CLASSES J,          SPECIAL CLASS P
                 A, B, C, & D, AND FLAT     E, F, & H, AND FLAT      L, & P, AND FLAT            OR EQUIVALENT
                       EXTRAS OF                 EXTRAS OF          EXTRAS OF $20.01              TOTAL EXTRA
    AGES             $10.00 OR LESS            $10.01-$20.00             AND OVER                   PREMIUM
    ----             --------------            -------------             --------                   -------
      0                 $2,400,000                $1,200,000            $  600,000                    None
    1-17                 4,800,000                 3,600,000             1,200,000                    None
    18-60                6,000,000                 4,200,000             2,400,000                    None
    61-70                4,200,000                 3,000,000             1,200,000                    None
    71-75                1,800,000                 1,200,000               600,000                    None
    76-80                1,200,000                   600,000               300,000                    None
   Over 80                None                      None                   None                       None

                          WAIVER OF PREMIUM DISABILITY

                                      None

                            ACCIDENTAL DEATH BENEFITS

                                      None

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

     1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of December, 1990, shall be those specified in the Appendix I, attached hereto.

     2. On and after the first day of December, 1990, for joint life policies of the REINSURED'S Exceptional Advantage (First to Die Universal Life) plan, the annual gross premium rate shall equal .95 times the quantity (A + B); where A is equal to the applicable annual gross premium rate as described in Schedule D,
Part II, of the Agreement for the older insured and B is equal to the applicable annual gross premium rate as described in Schedule D, Part II, of the Agreement for the younger insured.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

                                       1
Agreement No. 11/Revision No. 14

IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/                                      By    /s/ Robert P. Mills, Jr.
      ------------------------                       ---------------------------

Title VP & Actuary                             Title AVP & Actuary
      ------------------------                       ---------------------------

Date  February 27, 1991                        Date  February 26, 1991
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Vice President                                 Assistant Secretary

Date  3-8-91                                   Date  March 7, 1991
      ------------------------                       ---------------------------

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues it accepts from SMA Life Assurance Company of Dover, Delaware, of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

A. Automatic Reinsurance. One-third of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this Agreement.

                                                                 DATES                     LETTERS
                        PLAN                               FROM         THROUGH        FROM       THROUGH
                        ----                               ----         -------        ----       -------
Flexible Premium Adjustable Life
(Form 1012-83)                                           08-1-83        6-30-86         A            Z

Exceptional Retirement Life
(Form 1016-84)                                           05-14-84       6-30-86         A            Z

Flexible Premium Other Insured Rider                     09-01-84         --            A            Z

Flexible Premium Adjustable Life (Exceptional Life
II) Form 1012-86)                                        07-01-86         --            A            Z

Retirement Series Flexible Premium Adjustable Life
(Exception Retirement Life II) (Form 1016-86)            07-01-86         --            A            Z

Flexible Premium Variable Life
(Form 1018-87)                                           10-01-87         --            A            Z

Exceptional Life Plus                                    05-15-89         --            A            Z
Exceptional Advantage (First to Die
Universal Life (Form 1021-90)                            12-01-90         --            A            Z

B. Facultative Reinsurance. One hundred percent of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insured having surnames beginning with the letters A through Z shall be ceded under this agreement provided the REINSURED has accepted the LINCOLN'S offer to reinsure.

C. Continuations. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

                                 5/23/91 LETTER

                                 Omitted 5 Pages

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

      1. On and after the first day of August, 1983, paragraph 5 shall be added to the "AUTOMATIC AND FACULTATIVE REINSURANCE" article under the Agreement and shall read as follows:

              "5. Provided the requirements in subparagraphs c through e of the paragraph 1 of this article are met, whenever the REINSURED retains less than its maximum retention limit for the plan, age and mortality classification, it may cede and the LINCOLN shall accept automatically amounts equal to 100% of the amount retained by the REINSURED on the policy. Such business shall be referred to as "Special Automatic Reinsurance."

     2. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/                                      By    /s/ Robert P. Mills, Jr.
      ------------------------                       ---------------------------

Title VP & Actuary                             Title AVP & Actuary
      ------------------------                       ---------------------------

Date  1/13/92                                  Date  January 13, 1992
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Vice President                                 Assistant Secretary

Date  1-22-92                                  Date  January 21, 1229
      ------------------------                       ---------------------------

Agreement No. 11/Revision No. 16

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

      1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of October, 1991, shall be those specified in the Appendix I, attached hereto.

     2. The premium rates labeled "EL II ANNUAL" as described in Schedule D,
Part II, of the Agreement shall apply to reinsurance of the REINSURED'S New VEL 91 Variable Universal Life Plan ceded under the Agreement on and after the first day of October ,1991.

     3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/                                      By    /s/ Robert P. Mills, Jr.
      ------------------------                       ---------------------------

Title VP & Actuary                             Title  AVP & Actuary
      ------------------------                       ---------------------------

Date  February 17, 1992                        Date  February 17,1992
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Vice President                                 Assistant Secretary

Date  2/25/92                                  Date  2/23/92
      ------------------------                       ---------------------------

                                       1
Agreement No. 11/Revision No. 17

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues it accepts from SMA Life Assurance Company of Dover, Delaware, of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

     A. Automatic Reinsurance. One-third of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this Agreement.

                                                                           DATES LETTERS
                        PLAN                               FROM         THROUGH        FROM       THROUGH
                        ----                               ----         -------        ----       -------
Flexible Premium Adjustable Life
(Form 1012-83)                                           08-1-83        6-30-86         A            Z

Exceptional Retirement Life
(Form 1016-84)                                           05-14-84       6-30-86         A            Z

Flexible Premium Other Insured Rider                     09-01-84         --            A            Z

Flexible Premium Adjustable Life (Exceptional Life
II) Form 1012-86)                                        07-01-86         --            A            Z

Retirement Series Flexible Premium Adjustable Life
(Exception Retirement Life II) (Form 1016-86)            07-01-86         --            A            Z

Flexible Premium Variable Life
(Form 1018-87)                                           10-01-87         --            A            Z

Exceptional Life Plus                                    05-15-89         --            A            Z

Exceptional Advantage (First to Die
Universal Life (Form 1021-90)                            12-01-90         --            A            Z
New VEL 91 Variable Universal Life                       10-01-91         --            A            Z

B. Facultative Reinsurance. One hundred percent of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insured having surnames beginning with the letters A through Z shall be ceded under this agreement provided the REINSURED has accepted the LINCOLN'S offer to reinsure.

C. Continuations. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

      1. For reinsurance ceded automatically on and after the first day of May, 1992, under the Agreement, the sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

                                  LIFE INSURANCE
           AGES                 WAIVER OF PREMIUM            ACCIDENTAL DEATH
           ----                 -----------------           -----------------
           0-15                   $ 6,500,000                    $300,000
          16-65                    10,000,000                        None
          66-70                   $ 5,000,000                        None
          71-80                   $ 3,500,000                        None

     2. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

     IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/                                      By    /s/ Robert P. Mills, Jr.
      ------------------------                       ---------------------------

Title VP & Actuary                             Title AVP& Actuary
      ------------------------                       ---------------------------

Date  July 7, 1992                             Date  July 7,1992
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Vice President                                 Assistant Secretary

Date  7/10/92                                 Date   7/10/92
      ------------------------                       ---------------------------

Agreement No. 11/Revision No. 18

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

      1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of January, 1993, shall be those specified in the Appendix I, attached hereto.

2. For reinsurance ceded automatically on and after the first day of January, 1993, under the Agreement, the sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

                                                  LIFE INSURANCE
                                                WAIVER OF PREMIUM
                  AGES                          STANDARD-TABLE P
                  ----                          ----------------
                      0                             $ 6,500,000
                   1-70                              10,000,000
                  71-80                               3,500,000

                  AGES                             ACCIDENTAL
                  ----                          ----------------
                   0-15                             $ 300,000
                  16-65                                  None
                  66-70                                  None
                  71-80                                  None

     3. On and after the first day of January, 1993, the Special Automatic Reinsurance provision under the Agreement shall terminate.

     4. On and after the first day of January, 1993, reinsurance under the agreement of any policy issued on and after the first day of January, 1989, and for which the net amount at risk on any one life is less than $25,001 shall terminate. In consideration for such termination, the REINSURED shall pay to the LINCOLN a termination charge equal to the 1993 reinsurance premium.

                                       1
Agreement No. 11/Revision No. 19

     5. On and after the first day of January, 1993, reinsurance under the agreement of any policy issued prior to the first day of January, 1987, and for which the net amount at risk on any one life is less than $25,001 shall terminate.

     6. On and after he first day of January, 1993, the retention limit of the REINSURED shall be that shown in the revised Schedule A, attached hereto. This retention shall apply to reinsurance ceded after the effective date hereof and to existing reinsurance ceded before the effective date hereof in accordance with the "INCRREASE IN LIMIT OF RETENTION" article of the Agreement of which this amendment is a part.

     7. On and after the first day of January, 1993, the REINSURED may cede and the LINCOLN shall accept automatically amount of reinsurance not to exceed those described in the Schedule B, attached hereto.

     8. Except as provided in Schedule B, Part I, the LINCOLN shall have no liability under facultative applications for reinsurance unless the REINSURED has accepted the LINCOLN'S offer to reinsure.

     9. On and after the first day of January, 1993, the "MISCELLANEOUS" article shall be added to the Agreement and shall read as follows:

              "MISCELLANEOUS

1. This Agreement represents the entire agreement between the REINSURED and the LINCOLN and supercedes, with respect to its subject matter, any prior oral or written agreements between the parties.

2.             No modification or waiver of any provision of this
              Agreement shall be effective unless set forth in a written amendment to this Agreement which is executed by both parities. A waiver shall constitute a waiver only with respect to the particular circumstances for which it is given and not a waiver of any future circumstance."

     10. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/                                      By    /s/
      ------------------------                       ---------------------------

Date  April 7, 1993                            Date  July 7,1992
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Second Vice President                          Assistant Secretary

Date  4/19/93                                  Date  4/14/93
      ------------------------                       ---------------------------

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues it accepts from SMA Life Assurance Company of Dover, Delaware, of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

A. Automatic Reinsurance. One-third of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this Agreement.

                                                                       DATES                            LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Flexible Premium Adjustable
Life (Form 1012-83)                          33 1/3%          08-01-83         06-30-86             A               Z

Exceptional Retirement Life (Form
1016-84)                                     33 1/3%          05-14-84         06-30-86             A               Z

Flexible Premium Other Insured Rider         33 1/3%          09-01-84         12-31-92             A               Z

Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)         33 1/3%          07-01-86         12-31-92             A               Z

Retirement Series Flexible Premium
Adjustable Life (Exception Retirement
Life II) (Form 1016-86)                      33 1/3%          07-01-86         12-31-92             A               Z

Flexible Premium Variable Life (Form
1018-87)                                     33 1/3%          10-01-87         12-31-92             A               Z

Exceptional Life Plus                        33 1/3%          05-15-89         12-31-92             A               Z

Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)               33 1/3%          12-01-90         12-31-92             A               Z

New VEL 91 Variable Universal Life           33 1/3%          10-01-91         12-31-92             A               Z

Flexible Premium Other Insured Rider           10%            01-01-93            --                A               Z

                                                                      DATES                             LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)           10%            01-01-93            --                A               Z

Retirement Series Flexible Premium
Adjustable Life (Exception Retirement
Life II) (Form 1016-86)                        10%            01-01-93            --                A               Z

Flexible Premium Variable Life (Form
1018-87)                                       10%            01-01-93            --                A               Z
Exceptional Life Plus                          10%            01-01-93            --                A               Z

Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)                 10%            01-01-93            --                A               Z

New VEL 91 Variable Universal Life             10%            01-01-93            --                A               Z

B.   Facultative Reinsurance.

     One hundred percent of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insured having surnames beginning with the letters A through Z shall be ceded under this agreement provided the REINSURED has accepted the LINCOLN'S offer to reinsure.

C.   Continuations.

     Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

                                   SCHEDULE A
                           (Effective January 1, 1993)

                        Retention Limits of the REINSURED

                                      LIFE

                              STANDARD RISKS, SPECIAL
                                      CLASSES                SPECIAL CLASSES
                               A THROUGH H, AND FLAT         J, L, & P, AND
                                     EXTRAS OF           FLAT EXTRAS OF $20.01
           AGES                     $0 - $20.00                 AND OVER
           ----                     -----------                 --------
               0                      $  500,000               $  250,000
            1-60                       2,000,000                1,000,000
           61-70                       1,000,000                  500,000
           71-80                         500,000                  250,000

Notes: (1) The above maximum limits are also the maximums on any one life for all plans and riders combined.

       (2) The minimum size reinsurance case shall be $50,001.

                                    AVIATION

                        Any situation involving aviation shall use a $500,000 retention.

                          WAIVER OF PREMIUM DISABILITY

                                 Fully Retained

                                ACCIDENTAL DEATH

                                 Fully Retained

                                   SCHEDULE B
                           (Effective January 1, 1993)

            Maximum Amount which the REINSURED may cede Automatically

                                      LIFE

To LINCOLN:

                STANDARD RISKS, SPECIAL                                     OVER
                        CLASSES             SPECIAL CLASSES J,        SPECIAL CLASS P
                        A-H, AND             L, & P, AND FLAT          OR EQUIVALENT
                     FLAT EXTRAS OF         EXTRAS OF $20.01            TOTAL EXTRA
    AGES                $0-20.00                 AND OVER                 PREMIUM
    ----                --------                 --------                 -------
        0               $166,667                $ 83,333                   None
     1-60                666,667                 333,333                   None
    61-70                333,333                 166,667                   None
    71-80                166,667                  83,333                   None
   Over 80                  None                    None                   None

To all Reinsurers:

                STANDARD RISKS, SPECIAL                                       OVER
                        CLASSES             SPECIAL CLASSES J,          SPECIAL CLASS P
                        A-H, AND             L, & P, AND FLAT            OR EQUIVALENT
                     FLAT EXTRAS OF         EXTRAS OF $20.01              TOTAL EXTRA
    AGES                $0-20.00                 AND OVER                   PREMIUM
    ----                --------                 --------                   -------
        0               $1,666,667              $  833,333                   None
     1-60                6,666,667               3,333,333                   None
    61-70                3,333,333               1,666,667                   None
    71-80                1,666,667                 833,333                   None
   Over 80                None                        None                   None

                          WAIVER OF PREMIUM DISABILITY

                                      None

                            ACCIDENTAL DEATH BENEFITS

                                      None

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

     1. On and after the first day of January, 1993, paragraph 7 shall be added to the "REINSURANCE COVERAGE" article under the Agreement shall be replaced with the following:

              "7. Whenever the amount of Life reinsurance under this agreement on any one policy is less than $25,000, Life and Disability reinsurance shall terminate. The amount or reinsurance under this agreement shall otherwise be maintained in force without reduction so long as the amount of insurance carried by the REINSURED on the life remains in force without reduction, except as provided in the "PAYMENT OF REINSURANCE PREMIUMS" and "INCREASE IN LIMIT OF RETENTION" articles."

     2. On and after the first day of January, 1993, the Appendix I under the Agreement shall be replaced with the Appendix I, attached hereto.

     3. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part I, attached hereto, and shall apply to reinsurance of the REINSURED'S Retirement Series Flexible Premium Adjustable Life (Exceptional Retirement Life II) (Form 1016-86) plan, Flexible Premium Other Insured Rider, and increases on the Flexible Premium Adjustable Life (Exceptional Retirement Life I) (Form 1016-84) plan ceded under the Agreement on and after the first day of January, 1993. Such premium rates shall apply only to reinsurance which when added to all other reinsurance ceded by the REINSURED to LINCOLN under all agreements does not exceed $5,000,000 on any one life. Reinsurance ceded on the basis of such premium rates shall

       (a)      be subject to a minimum cession of $50.001,
       (b)      not be eligible for experience refunds,
       (c)      not be eligible for production or persistency bonuses,
       (d)      be eligible for premium tax reimbursement, and

                                       1
930476/338/H10N13QD
Agreement No. 11/Revision No. 20

       (e) not be reduced as set forth in the "INCREASE IN LIMIT OF RETENTION" article until it has been in force for at least ten years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten years and the time period specified for reinsurance of the original policy.

     4. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part II, attached hereto, and shall apply to reinsurance of the REINSURED'S Flexible Premium Adjustable Life (Exceptional Life II) (Form 1012-86), Flexible Premium Other Insured Rider, Exceptional Advantage (First to Die Universal Life) (Form 1021-90), New VEL 91 Variable Universal Life (Form 1018-91) plans, increases on the Flexible Premium Adjustable Life (Exceptional Life I) (Form 1012-83) plan, and increases on the Flexible Premium Variable Life (VEL 87) (Form 1018-87) plan ceded under the Agreement on and after the first day of January, 1993. Such premium rates shall apply only to reinsurance which when added to all other reinsurance ceded by the REINSURED to LINCOLN under all agreements does not exceed $5,000,000 on any one life. Reinsurance ceded on the basis of such premium rates shall

              (a) be subject to a minimum cession of $50.001,
              (b) not be eligible for experience refunds,
              (c) not be eligible for production or persistency bonuses,
              (d) be eligible for premium tax reimbursement, and
              (e) not be reduced as set forth in the "INCREASE IN LIMIT
                  OF RETENTION" article until it has been in force for at least ten years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten years and the time period specified for reinsurance of the original policy.

     5. The premium rates as shown in Schedule D, Part III, attached hereto and labeled "1XW3, NONSMOKER," "2XY3, SMOKER," and "3XX3, AGGREGATE," nonrefunding and age nearest birthday shall be applied to the portion of reinsurance in excess of $5,000,000 on any one life ceded by the REINSURED to the LINCOLN on and after the first day of January, 1993.

     6. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/                                      By    /s/
      ------------------------                       ---------------------------

Title AVP & Actuary                            Title VP & Actuary
      ------------------------                       ---------------------------

Date  May 24, 1993                             Date  May 26, 1993
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Second Vice President                          Assistant Secretary

Date  6/2/93                                   Date  6/2/93
      ------------------------                       ---------------------------

                                   APPENDIX I
                           (Effective January 1, 1993)

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues it accepts from SMA Life Assurance Company of Dover, Delaware, of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

A. Automatic Reinsurance. One-third of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this Agreement.

                                                                       DATES                            LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Flexible Premium Adjustable
Life (Exceptional Life I) (Form
1012-83)                                     33 1/3%          08-01-83         06-30-86             A               Z

Flexible Premium Adjustable Life
(Exceptional Retirement Life I)(Form
1016-84)                                      33 1/3          05-14-84         06-30-86             A               Z

Flexible Premium Other Insured Rider          33 1/3          09-01-84         12-31-92             A               Z

Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)          33 1/3          07-01-86         12-31-92             A               Z

Retirement Series Flexible Premium
Adjustable Life (Exception Retirement
Life II) (Form 1016-86)                       33 1/3          07-01-86         12-31-92             A               Z

Flexible Premium Variable Life (VEL
87)(Form 1018-87)                             33 1/3          10-01-87         12-31-92             A               Z

Exceptional Life Plus                         33 1/3          05-15-89         12-31-92             A               Z

Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)                33 1/3          12-01-90         12-31-92             A               Z

New VEL 91 Variable Universal Life
(Form 1018-91)                                33 1/3          10-01-91         12-31-92             A               Z

                                       4

                                                                       DATES                            LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Flexible Premium Other Insured Rider           10%            01-01-93            --                A               Z
Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)            10            01-01-93            --                A               Z
Retirement Series Flexible Premium
Adjustable Life (Exception Retirement
Life II) (Form 1016-86)                         10            01-01-93            --                A               Z
Exceptional Life Plus                           10            01-01-93            --                A               Z
Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)                  10            01-01-93            --                A               Z
New VEL 91 Variable Universal Life
(Form 1018-91)                                  10            01-01-93            --                A               Z

B. Facultative Reinsurance. One hundred percent of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insured having surnames beginning with the letters A through Z shall be ceded under this agreement provided the REINSURED has accepted the LINCOLN'S offer to reinsure.

C. Continuations. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.
                                       5

                               SCHEDULE D, PART I
                           (Effective January 1, 1993)

                            Reinsurance Premium Rates

               Retirement Series Flexible Premium Adjustable Life
                (Exceptional Retirement Life II) (Form 1016-86),
           Flexible Premium Other Insured Rider, and Increases on the
Flexible Premium Adjustable Life (Exceptional Retirement Life I) (Form 1016-84)

                            FULLY UNDERWRITTEN ISSUES

                                 Standard Risks

The annual reinsurance premium rate for reinsurance not in excess of $5,000,000 on any one life* shall be the attached cost of insurance rates labeled "ERL II ANNUAL" charged the insured per thousand of the net amount at risk less the following percentages:

                                             POLICY YEAR
                            1                    2-10             11+
                            -                    ----             ---
                           100%                   43%             30%

                                SUBSTANDARD RISKS

The substandard table extra premiums shall be the number of tables assessed the risk times the attached appropriate rates less the above percentages.

                   CONTINUATIONS TO ISSUES REINSURED HEREUNDER

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

*The premium rates in Schedule D, Part III, of this Agreement shall apply to reinsurance in excess of $5,000,000 on any one life ceded by the REINSURED to the LINCOLN.

                   CONTINUATIONS TO ISSUES REINSURED HEREUNDER

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premium, shall be determined as through the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

                             CONTINUATION POLICY FEE

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the LINCOLN a policy fee on reinsurance of the original policy.

                                  ILLUSTRATIONS

                                 Omitted 2 Pages

                               SCHEDULE D, PART II
                           (Effective January 1, 1993)

                            Reinsurance Premium Rates

        Flexible Premium Adjustable Life (Exceptional Retirement Life II) (Form 1016-86), Flexible Premium Other Insured Rider, Exceptional Advantage
       (First to Die Universal Life) (Form 1021-90), New VEL 91 Variable
        Universal Life (Form 1018-91), Increases on the Flexible Premium
              Adjustable Life (Exceptional Life I) (Form 1012-83),
   and Increases on the Flexible Premium Variable Life (VEL 87) (Form 1018-87)

                            FULLY UNDERWRITTEN ISSUES

                                 Standard Risks

The annual reinsurance premium rate for reinsurance not in excess of $5,000,000 on any one life* shall be the attached cost of insurance rates labeled "EL II ANNUAL" charged the insured per thousand of the net amount at risk less the following percentages:

                                             POLICY YEAR
                            1                 2-10                  11+
                            -                 ----                  ---
                           100%                43%                  30%

                                SUBSTANDARD RISKS

The substandard table extra premiums shall be the number of tables assessed the risk times the attached appropriate rates less the above percentages.

       EXCEPTIONAL ADVANTAGE (FIRST TO DIE UNIVERSAL LIFE) (FORM 1021-90)

For joint life policies, the annual gross premium rate shall equal .95 times the quantity (A+B); where A is equal to the attached applicable annual gross premium rate labeled "EL II ANNUAL" for the older insured and B is equal to the attached applicable annual gross premium rate labeled "EL II ANNUAL" for the younger insured.

*The premium rates in Schedule D, Part III, of this Agreement shall apply to reinsurance in excess of $5,000,000 on any one life ceded by the REINSURED to the LINCOLN.

                   CONTINUATIONS TO ISSUES REINSURED HEREUNDER

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                   CONTINUATIONS TO ISSUES REINSURED HEREUNDER

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premium, shall be determined as through the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

                             CONTINUATION POLICY FEE

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the LINCOLN a policy fee on reinsurance of the original policy.

                            ANNUAL MORTALITY CHARGES

                                 Omitted 2 Pages

                              SCHEDULE D, PART III
                           (Effective January 1, 1993)

                            Reinsurance Premium Rates

The reinsurance premium rates for reinsurance ceded to LINCOLN for the portion of reinsurance in excess of $5,000,000 on any one life shall be the rates attached hereto and labeled "1XW3, NONSMOKER," "2XY3, SMOKER," and "3XX3, AGGREGATE," nonrefunding and age nearest birthday.

                                  ILLUSTRATIONS

                                 Omitted 6 Pages

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

     1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of July, 1993, shall be those specified in the Appendix I, attached hereto.

     2. The premium rates as described in Schedule D, Part II, of the Agreement shall apply to reinsurance of the REINSURED'S EL Plus 93 (Form 1019-93) and VEL 93 (Form 1018-83) plans ceded under the Agreement on and after the first day of July, 1993.

     3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/ Robert P. Mills, Jr.                 By   /s/
      ------------------------                       ---------------------------

Title  AVP & Actuary                           Title VP & Actuary
      ------------------------                       ---------------------------

Date  September 7, 1993                        Date  September 7, 1993_
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By   /s/
      ------------------------                      ---------------------------
      Second Vice President                         Assistant Secretary

Date  9/17/93                                  Date 9-16-93
      ------------------------                       ---------------------------

                                       1
931139/338/H10N2W2B
Agreement No. 11/Revision No. 21

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues it accepts from SMA Life Assurance Company of Dover, Delaware, of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

A. Automatic Reinsurance. One-third of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this Agreement.

                                                                       DATES                            LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Flexible Premium Adjustable
Life (Exceptional Life I) (Form
1012-83)                                     33 1/3%          08-01-83         06-30-86             A               Z

Flexible Premium Adjustable Life
(Exceptional Retirement Life I)(Form
1016-84)                                      33 1/3          05-14-84         06-30-86             A               Z

Flexible Premium Other Insured Rider          33 1/3          09-01-84         12-31-92             A               Z

Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)          33 1/3          07-01-86         12-31-92             A               Z

Retirement Series Flexible Premium
Adjustable Life (Exception Retirement
Life II) (Form 1016-86)                       33 1/3          07-01-86         12-31-92             A               Z

Flexible Premium Variable Life (VEL
87)(Form 1018-87)                             33 1/3          10-01-87         12-31-92             A               Z

Exceptional Life Plus                         33 1/3          05-15-89         12-31-92             A               Z

Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)                33 1/3          12-01-90         12-31-92             A               Z
New VEL 91 Variable Universal Life
(Form 1018-91)                                33 1/3          10-01-91         12-31-92             A               Z

                                                                       DATES                            LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Flexible Premium Other Insured Rider           10%            01-01-93            --                A               Z

Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)            10            01-01-93            --                A               Z

Flexible Premium Variable Life (Form
1018-87)                                        10            01-01-93            --                A               Z

Exceptional Life Plus                           10            01-01-93            --                A               Z

Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)                  10            01-01-93            --                A               Z

New VEL 91 Variable Universal Life
(Form 1018-91)                                  10            01-01-93            --                A               Z

EL Plus 93 (Form 1019-93) (A Universal
Life Plan)                                      10            07-01-93            --                A               Z
VEL 93 (From 1018-93) (A Universal
Life Plan)                                      10            07-01-93            --                A               Z

B.   Facultative Reinsurance.
     One hundred percent of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insured having surnames beginning with the letters A through Z shall be ceded under this agreement provided the REINSURED has accepted the LINCOLN'S offer to reinsure.

C.   Continuations.
     Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

                                           AUGUST 1, 1983 REINSURANCE AGREEMENT

                                    AMENDMENT

To each Reinsurance ___ Agreement between STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts ("REINSURED"), ___ and THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana ("LINCOLN"), including but not limited to those agreement listed on the attachment ("Reinsurance Agreements"), but excluding any agreements ___ which already include an election ___ statement ___ provided for in Section 1.848-2(g)(8)(iii) of the Income Tax Regulations.

     1. The LINCOLN and the REINSURED each represents and warrants that it is subject to taxation under subchapter "L" of the Internal Revenue Code of 1986 (the "Code").

     2. With respect to each of the Reinsurance Agreements (referred to separately as "Agreement"), the LINCOLN and the REINSURED agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992, whereby:

     (a) Each party shall attached a schedule to its federal income tax return which identifies the relevant Reinsurance Agreements for which the joint election under the Regulation has been made;

     (b) The party with net positive consideration, as defined in the Regulation promulgated under Code Section 848, for such Agreement for each taxable year, shall capitalize specified policy acquisition expenses with respect to such Agreement without regard to the general deductions limitation of Section 848(c)(1);

     (c) Each party agrees to exchange information pertaining to the amount of net consideration under such Agreement each year to ensure consistency; and

     (d) If such Agreement was entered into prior to November 15, 1991, this election shall be effective for 1992 and for all subsequent years that such Agreement remains in effect. If such Agreement was entered into after November 14, 1991, this election shall be effective for the year that the Agreement was entered into and for all subsequent years that such Agreement remains in effect.

                                       1
H10N1FHT/338

     3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

     IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/ Robert P. Mills, Jr.                 By    /s/
      ------------------------                       ---------------------------

Title AVP & Actuary                            Title VP & Actuary
      ------------------------                       ---------------------------

Date  July 20, 1993                            Date  July 20, 1993
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Second Vice President                           Assistant Secretary

Date  5/24/93                                  Date   5/24/93
      ------------------------                       ---------------------------

                              SUMMARY OF AGREEMENTS

                                 Omitted 1 Page

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

     1. Effective the first day of April, 1994 the EL Plus 93 (Form 1019.1-94) and VEL 93 (Form 1018.1-94) plans formally written by SMA Life Assurance Company in the state of New York and reinsured pursuant to the Agreement shall now be written by the REINSURED.

     2. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of April, 1994 shall be those specified in the Appendix I, attached hereto.

     3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

     IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/ Robert P. Mills, Jr.                 By    /s/
      ------------------------                       ---------------------------

Title AVP & Actuary                           Title  VP & Actuary
      ------------------------                       ---------------------------

Date  September 12, 1994                       Date     9/12/94
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Second Vice President                          Assistant Secretary

Date  9/19/94                                  Date  9/16/94
      ------------------------                       ---------------------------

                                       1
930536/338/H10N6809
Agreement No. 11/Revision No. 22

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

A.       Automatic Reinsurance

     (1) Ten percent of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                       DATES                            LETTERS
                 PLAN                                           FROM            THROUGH           FROM           THROUGH
                 ----                                           ----            -------           ----           -------
EL Plus 93 (Form 1019.1-94)
(A Universal Life Plan)                                       04-01-94            --                A               Z

VEL 93 (Form 1018.1-94
(A Universal Life Plan)                                       04-01-94            --                A               Z

     (2) The percentage as indicated below of the reinsurance the REINSURED accepts from SMA Life Assurance Company of Dover, Delaware, of the insurance specified below shall be ceded under this agreement.

                                                                       DATES                            LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Flexible Premium Adjustable
Life (Exceptional Life I) (Form
1012-83)                                     33 1/3%          08-01-83         06-30-86             A               Z

Flexible Premium Adjustable Life
(Exceptional Retirement Life I)(Form
1016-84)                                     33 1/3%          05-14-84         06-30-86             A               Z

Flexible Premium Other Insured Rider         33 1/3%          09-01-84         12-31-92             A               Z

Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)         33 1/3%          07-01-86         12-31-92             A               Z

                                                                       DATES                             LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Retirement Series Flexible Premium
Adjustable Life (Exception Retirement
Life II) (Form 1016-86)                      33 1/3%          07-01-86         12-31-92             A               Z

Flexible Premium Variable Life (VEL
87)(Form 1018-87)                             33 1/3          10-01-87         12-31-92             A               Z

Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)                33 1/3          12-01-90         12-31-92             A               Z

New VEL 91 Variable Universal Life
(Form 1018-91)                                33 1/3          10-01-91         12-31-92             A               Z

Flexible Premium Other Insured Rider            10            01-01-93            --                A               Z

Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)            10            01-01-93            --                A               Z

Retirement Series Flexible Premium
Adjustable Life (Exception Retirement
Life II) (Form 1016-86)                         10            01-01-93            --                A               Z

Flexible Premium Variable Life (Form
1018-87)                                        10            01-01-93            --                A               Z

Exceptional Life Plus                           10            01-01-93            --                A               Z

Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)                  10            01-01-93            --                A               Z

New VEL 91 Variable Universal Life
(Form 1018-91)                                  10            01-01-93            --                A               Z

                                                                       DATES                             LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
EL Plus 93 (Form 1019-93) (A Universal
Life Plan)                                      10            07-01-93            --                A               Z

VEL 93 (From 1018-93) (A Universal
Life Plan)                                      10            07-01-93            --                A               Z

B.   Facultative Reinsurance
     One hundred percent of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insured having surnames beginning with the letters A through Z shall be ceded under this agreement provided the REINSURED has accepted the LINCOLN'S offer to reinsure.

C.   Continuations
     Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

     1. On and after the first day of December, 1990, reinsurance of the REINSURED'S Exceptional Advantage (First to Die Universal Life) (Form 1021-90) plan ceded under the Agreement shall be extended to included Survivorship Benefit reinsurance.

     2. On and after the first day of December, 1990, for reinsurance of the REINSURED'S Exceptional Advantage (First to Die Universal Life) (Form 1021-90) plan under the Agreement, the REINSURED shall maintain its full retention on each life insured under the policy.

     3. Schedule A of Revision No. 19, effective January 1, 1993, under the Agreement shall be replaced with the Schedule A, attached hereto.

     4. On and after the first day of December, 1990, all reinsurance of the following policies shall be reduced to the excess, if any, over the REINSURED'S limit of retention.

        INSURED NAME                REINSURANCE NUMBER              ISSUE DATE             FACE AMOUNT
        ------------                ------------------              ----------             -----------
Harrell, Barry                            XAD0012                    04-29-92               $   83,333
Cavallari, George                         XAD0013                    05-29-92                  250,000
Weems, Cary                               XAD0010                    03-15-92                   33,333
Leconey, Richard                          XAD0015                    10-01-92                  350,000
Kretschmer, Klaus                         XAD0003                    12-25-92                  183,333
Lawler, Charles                           XAD0007                    01-10-92                  391,667
Scaramelli, Lorraine                      XAD0008                    01-24-92                  283,333

     5. On and after the first day of December, 1990, for joint life policies of the REINSURED'S Exceptional Advantage (First to Die Universal Life) plan, the annual gross premium rate shall equal the quantity (A+B); where A is equal to the applicable annual gross premium rate as described in Schedule D, Part II, of the Agreement for the older insured and B is equal to the applicable annual gross premium rate as described in Schedule D, Part II, of the Agreement for the younger insured.

                                       1
930933/0338/H10N7JG0
Agreement No. 11/Revision No. 23

     6. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

     IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/ Robert P. Mills, Jr.                 By    /s/
      ------------------------                       ---------------------------

Title  AVP & Actuary                           Title VP & Actuary
      ------------------------                       ---------------------------

Date  September 12, 1994                       Date  9/12/9
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Second Vice President                          Assistant Secretary

Date  9/19/94                                  Date  9/16/94
      ------------------------                       ---------------------------

                                   SCHEDULE A
                           (Effective January 1, 1993)

                        Retention Limits of the REINSURED

                                      LIFE

                              STANDARD RISKS,
                              SPECIAL CLASSES            SPECIAL CLASSES J, L,
                              A THROUGH H, AND                & P, AND
                               FLAT EXTRAS OF              FLAT EXTRAS OF
            AGES              $0.00 - $20.00              $20.01 AND OVER
            ----              --------------              ---------------
             0                  $  500,000                  $  250,000
            1-60                 2,000,000                   1,000,000
           61-70                 1,000,000                     500,000
           71-80                   500,000                     250,000

Notes:   (1) The above maximum limits are also the maximums on any one life for all plans and riders combined.

         (2) The minimum size reinsurance case will be $50,001.

         (3) For the Exceptional Advantage (First to Die Universal Life) (Form 1021-90) plan, the REINSURED shall maintain its full retention on each insured.

                                    AVIATION
        Any situation involving aviation shall use a $500,000 retention.

                          WAIVER OF PREMIUM DISABILITY

                                 Fully retained

                            ACCIDENTAL DEATH BENEFITS

                                 Fully retained

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

      1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of May 1995, shall be those specified in the Appendix I, attached hereto.

     2. The premium rates as described in Schedule D, Part II, of the Agreement shall apply to reinsurance of the REINSURED'S Select Life (Form 1027-95) plan ceded under the Agreement on and after the first day of May, 1995.

     3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/ Robert P. Mills, Jr.                 By    /s/
      ------------------------                       ---------------------------

Title AVP & Actuary                           Title  VP & Actuary
      ------------------------                       ---------------------------

Date  May 16, 1995                            Date   May 16, 1995
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Second Vice President                          Assistant Secretary

Date  May 26, 1995                             Date  5-25-95
      ------------------------                       ---------------------------

                                       1
950494/338/H10NCVHG
Agreement No. 11/Revision No. 24

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

A.       Automatic Reinsurance

     (1) Ten percent of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                       DATES                            LETTERS
                 PLAN                                           FROM            THROUGH           FROM           THROUGH
                 ----                                           ----            -------           ----           -------
EL Plus 93 (Form 1019.1-94)
(A Universal Life Plan)                                       04-01-94            --                A               Z

VEL 93 (Form 1018.1-94)
(A Universal Life Plan)                                       04-01-94            --                A               Z

Select Life (Form 1027-95) (A
Universal Life Plan)                                          05-01-95            --                A               Z

     (2) The percentage as indicated below of the reinsurance the REINSURED accepts from SMA Life Assurance Company of Dover, Delaware, of the insurance specified below shall be ceded under this agreement.

                                                                      DATES                             LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Flexible Premium Adjustable
Life (Exceptional  Life I) (Form
1012-83)                                     33 1/3%          08-01-83         06-30-86             A               Z

Flexible Premium Adjustable Life
(Exceptional Retirement Life I)(Form
1016-84)                                      33 1/3          05-14-84         06-30-86             A               Z

Flexible Premium Other Insured Rider          33 1/3          09-01-84         12-31-92             A               Z

Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)          33 1/3          07-01-86         12-31-92             A               Z

                                                                      DATES                             LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Retirement Series Flexible Premium
Adjustable Life (Exception Retirement
Life II) (Form 1016-86)                       33 1/3          07-01-86         12-31-92             A               Z

Flexible Premium Variable Life
(VEL 87)(Form 1018-87)                        33 1/3          10-01-87         12-31-92             A               Z

Exceptional Life Plus                         33 1/3          05-15-89         12-31-92             A               Z

Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)                33 1/3          12-01-90         12-31-92             A               Z

New VEL 91 Variable Universal Life
(Form 1018-91)                                33 1/3          10-01-91         12-31-92             A               Z

Flexible Premium Other Insured Rider            10            01-01-93            --                A               Z

Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)            10            01-01-93            --                A               Z

Retirement Series Flexible Premium
Adjustable Life (Exception Retirement
Life II) (Form 1016-86)                         10            01-01-93            --                A               Z

Flexible Premium Variable Life
(Form 1018-87)                                  10            01-01-93            --                A               Z

Exceptional Life Plus                           10            01-01-93            --                A               Z

Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)                  10            01-01-93            --                A               Z
New VEL 91 Variable Universal Life
(Form 1018-91)                                  10            01-01-93            --                A               Z

EL Plus 93 (Form 1019-93)
(A Universal Life Plan)                         10            07-01-93            --                A               Z

                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
VEL 93 (From  1018-93)
(A Universal Life Plan)                         10            07-01-93            --                A               Z
Select Life (Form 1027-95                       10            05-01-95            --                A               Z

     B.  Facultative Reinsurance
         One hundred percent of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insured having surnames beginning with the letters A through Z shall be ceded under this agreement provided the REINSURED has accepted the LINCOLN'S offer to reinsure.

     C.  Continuations
         Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

     1. Effective the First day of July, 1995, for retention determination purposes, in conjunction with any subsequent new issues and any exercise of recapture privileges pursuant to the "INCREASE IN LIMIT OF RETENTION" article under the Agreement, all term plans issued by the REINSURED shall not be considered.

     2. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

     IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
Signed at Worcester, MA

By    /s/ Robert P. Mills, Jr.                 By    /s/
      ------------------------                       ---------------------------

Title AVP & Actuary                           Title  VP & Actuary
      ------------------------                       ---------------------------

Date  September 25, 1995                      Date   9/25/95
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Second Vice President                          Assistant Secretary

Date  October 3, 1995                          Date  10-2-95
      ------------------------                       ---------------------------

950632/338/H10NE1HF
Agreement No. 11/Revision No. 25

                                NOTICE OF CHANGE

to the Reinsurance Agreements (the "Agreement") listed in the attached Exhibit I between STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA of Worcester, Massachusetts, ("REINSURED" or "REINSURER"), hereinafter referred to collectively as the REINSURED and THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana, ("LINCOLN" or REINSURED"), hereinafter referred to collectively as the "LINCOLN."

     WHEREAS, the REINSURED has notified LINCOLN that effective the eleventh day of October, 1995, it changed its corporate name.

     NOW THEREFORE, the parties acknowledge the following:

     1. Effective the eleventh day of October, 1995, the REINSURED under the Agreement shall refer to First Allmerica Financial Life Insurance Company of Worcester, Massachusetts.

     2. The provisions of this Notice of Change shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

     A copy of this Notice of Change was sent to the REINSURED.

                       THE LINCOLN NATIONAL LIFE INSURANCE
                       COMPANY
                       Signed at Fort Wayne, Indiana

                       By   /s/
                            ----------------------------------
                            Second Vice President

                       Date February 29,1996
                            ---------------------------------
                            Assistant Secretary

                       By   /s/
                            ---------------------------------

                       Date 2/29/96
                            ---------------------------------

960326/338/H10NK7G0
See Exhibit I

                                    EXHIBIT I
                          (Effective October 11, 1995)

          AGREEMENT NUMBER/
           REVISION NUMBER                      TYPE OF AGREEMENT               AGREEMENT EFFECTIVE DATE
           ---------------                      -----------------               ------------------------
                5 / 14                             Retrocession                         03-01-77
               11 / 26                       Risk Premium Reinsurance                   08-01-83
               13 / 21                             Retrocession                         01-01-86
               14 / 16                       Risk Premium Reinsurance                   01-01-87
               15 / 13                       Risk Premium Reinsurance                   01-01-87
               17 / 11                       Risk Premium Reinsurance                   05-01-89
                18 / 9                             Retrocession                         01-01-91
                19 / 3                          Individual Health                       04-01-94

                                       2
960426/338/H10NK7GO

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective August 1, 1983, between

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                       of
                            Worcester, Massachusetts,

                   hereinafter referred to as the "REINSURED",

                                       and

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       of
                              Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

     1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of February, 1997, shall be those specified in the Appendix I, attached hereto.

     2. On and after the first day of February, 1997, for reinsurance of the REINSURED'S Single Premium Variable Life (Form 1030-96) plan, paragraphs 3 and 6 of the "REINSURANCE COVERAGE" article of the Agreement shall be replaced with the following:

              "3. In the first policy year, the amount at risk shall be defined as the amount of insurance reinsured under this Agreement less the single premium paid by the insured. In all subsequent policy years, the amount at risk shall be the amount of insurance reinsured under this Agreement less one-third of the accumulated policy year for automatic reinsurance and less all of the accumulated policy value for facultative reinsurance and exchanges.

              "6. Accidental Death reinsurance in amounts less than $10,000 or Life reinsurance in amounts less than the amount at risk upon $50,001 of insurance shall not be placed in effect under this Agreement. If Accidental Death reinsurance is subsequently reduced below $10,000, ___ such reinsurance shall terminate."

     3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

                                       1
970543df/338/H10NVYEW
Agreement No. 11/Revision No. 27

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
Signed at Worcester, MA

By    /s/ Robert P. Mills, Jr.                 By    /s/
      ------------------------                       ---------------------------

Title AVP & Actuary                           Title  VP & Actuary
      ------------------------                       ---------------------------

Date  July 22, 1997                           Date   July 22, 1997
      ------------------------                       ---------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at Fort Wayne, Indiana

By    /s/                                      By    /s/
      ------------------------                       ---------------------------
      Second Vice President                          Assistant Secretary

Date  July 14, 1997                            Date  July 14, 1997
      ------------------------                       ---------------------------

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet as shown below.

A.   Automatic Reinsurance

     (1) Ten percent of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                        DATES                           LETTERS
                 PLAN                                           FROM            THROUGH           FROM           THROUGH
                 ----                                           ----            -------           ----           -------
EL Plus 93 (Form 1019.1-94)
(A Universal Life Plan)                                       04-01-94            --                A               Z

VEL 93 (Form 1018.1-94)
(A Universal Life Plan)                                       04-01-94            --                A               Z

Select Life (Form 1027-95)
(A Universal Life Plan)                                       05-01-95            --                A               Z
Single Premium Variable Life
(Form 1030-96)                                                02-01-97            --                A               Z

     (2) The percentage as indicated below of the reinsurance the REINSURED accepts from SMA Life Assurance Company of Dover, Delaware, of the insurance specified below shall be ceded under this agreement.

                                                                        DATES                           LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Flexible Premium Adjustable
Life (Exceptional Life I)
(Form 1012-83)                                33 1/3%          08-01-83         06-30-86             A               Z

Flexible Premium Adjustable Life
(Exceptional Retirement Life I)
(Form 1016-84)                                33 1/3          05-14-84         06-30-86             A                Z

Flexible Premium Other Insured Rider          33 1/3          09-01-84         12-31-92             A                Z

                                                                                     DATES LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)          33 1/3          07-01-86         12-31-92             A               Z

Retirement Series Flexible Premium
Adjustable Life (Exception Retirement
Life II) (Form 1016-86)                       33 1/3          07-01-86         12-31-92             A               Z

Exceptional Life Plus                         33 1/3          05-15-89         12-31-92             A               Z

Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)                33 1/3          12-01-90         12-31-92             A               Z

New VEL 91 Variable Universal Life
(Form 1018-91)                                33 1/3          10-01-91         12-31-92             A               Z

Flexible Premium Other Insured Rider            10            01-01-93            --                A               Z

Flexible Premium Adjustable Life
(Exceptional Life II) (Form 1012-86)            10            01-01-93            --                A               Z

Retirement Series Flexible Premium
Adjustable Life (Exception Retirement
Life II) (Form 1016-86)                         10            01-01-93            --                A               Z

Flexible Premium Variable Life (Form
1018-87)                                        10            01-01-93            --                A               Z

Exceptional Life Plus                           10            01-01-93            --                A               Z

Exceptional Advantage (First to Die
Universal Life) (Form 1021-90)                  10            01-01-93            --                A               Z

New VEL 91 Variable Universal Life
(Form 1018-91)                                  10            01-01-93            --                A               Z

                                       4

                                                                       DATES                           LETTERS
                 PLAN                      PERCENTAGES          FROM            THROUGH           FROM           THROUGH
                 ----                      -----------          ----            -------           ----           -------
EL Plus 93 (Form 1019-93) (A Universal
Life Plan)                                      10            07-01-93            --                A               Z

VEL 93 (From 1018-93) (A  Universal
Life Plan)                                      10            07-01-93            --                A               Z

Select Life (Form 1027-95)
(A Universal Life Plan)                         10            05-01-95            --                A               Z

B.   Facultative Reinsurance
     One hundred percent of the reinsurance the REINSURED cedes facultatively of the insurance specified above to insured having surnames beginning with the letters A through Z shall be ceded under this agreement provided the REINSURED has accepted the LINCOLN'S offer to reinsure.

C.   Continuations
     Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

                                       5